                                                           Loan No. 95-227

THIS FIRST AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 1 AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 1 DATED DECEMBER 22, 1999, IN THE ORIGINAL PRINCIPAL AMOUNT OF $30,000,000.00, THE ORIGINAL OF WHICH IS ATTACHED HERETO.


                      FIRST AMENDMENT AND RESTATEMENT OF
                        AMENDED, RESTATED AND INCREASED
                       RECEIVABLES PROMISSORY NOTE NO. 1


$30,000,000.00                                        April 5, 2001


     THIS FIRST AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 1 amends and restates in its entirety the following described promissory note as described in that certain Amended and Restated Interval Receivables Loan and Security Agreement of even date herewith, as amended, modified or supplemented from time to time in accordance with its terms (the "Receivables Loan Agreement"), made by Preferred Equities Corporation, a Nevada corporation, to Heller Financial, Inc.: that certain Amended, Restated and Increased Receivables Promissory Note No. 1 dated December 22, 1999, in the principal amount of $30,000,000.00; (the "Original Note"). Pursuant to the Receivables Loan Agreement, Maker hereby executes and delivers to Holder this First Amendment and Restatement of Amended, Restated and Increased Receivables Promissory Note No. 1 which amends and restates the Original Note, as follows:

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder"), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Advances made by Holder to Maker (the "Loan") pursuant to the Receivables Loan Agreement. This is a revolving Note, the principal amount of which may increase or decrease from time to time during the term hereof. This Note shall evidence Advances made under the Receivables Loan Agreement, notwithstanding that the total aggregate of principal advances and repayments exceed the original maximum principal amount hereof, and notwithstanding that the principal balance may be zero at any time. Payments shall be made to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

     The repayment of the Loan evidenced by this Note is secured by the Receivables Loan Agreement pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Intervals and other collateral described therein. This Note, the Receivables Loan Agreement and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Receivables Loan Documents".
                                                  --------------------------

     This Note has been issued pursuant to the Receivables Loan Agreement, and all of the terms, covenants and conditions of the Receivables Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Receivables Loan Agreement.

2.   Principal and Interest
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a rate equal to a floating rate per annum equal to four percent (4.0%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each Business Day in the Wall Street Journal for deposits maturing ninety (90) days after issuance
       -------------------
under the caption "Money Rates, London Interbank Offered Rates (Libor)." The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) Business Day of such month. Interest shall be calculated on a 360 day year and charged for the actual number of days elapsed.

3.   Payment.
     -------

          This Note is subject to mandatory payments as provided in Section 1.4 of the Receivables Loan Agreement.

          Maker shall pay interest to Lender monthly, in arrears, on the first day of each calendar month, commencing May 1, 2001, on the unpaid principal amount of this Note outstanding during the previous calendar month at a fluctuating interest rate per annum (computed daily on the basis of a year of 360 days and charged for the actual number of days elapsed) equal to the Interest Rate; provided, however, that after the occurrence of an Event of
               --------  -------
Default under the Receivables Loan Agreement this Note shall bear interest at the Default Rate set forth below.

     The Loan shall be due and payable on or before March 30, 2006, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").

4.   Prepayment.
     ----------

          This Note is (i) subject to mandatory prepayments in whole or in part as provided in Section 1.5(b) of the Receivables Loan Agreement; and (ii) permitted optional prepayments in accordance with Section 1.5(a) of the Receivables Loan Agreement, subject to applicable Prepayment Premiums.

          Not in limitation of any other mandatory prepayment requirements under the Receivables Loan Agreement, if at any time the outstanding aggregate principal balance under (i) this Note; (ii) that certain Amended, Restated and Consolidated Acquisition Promissory Note No. 4 of even date herewith, between Holder and Maker in the principal amount of $3,784,000 (the "Acquisition Note"); and (iii) that certain Second Amendment and Restatement of Amended, Restated and Consolidated Revolving Renovation Promissory Note of even date herewith, between Holder and Maker in the maximum principal amount of $2,500,000.00 (the "Renovation Note") exceeds $30,000,000.00 or such lesser amount as set forth in the Receivables Loan Agreement, such excess amount shall be due and payable by Maker to Holder within five (5) Business Days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal balance of any of the above-referenced notes in any manner or amount that Holder determines.

5.   Default.
     -------

     A.   Events of Default.
          -----------------

     An "Event of Default" under this Note shall mean the occurrence of any
         ----------------
Event of Default under any of the Receivables Loan Documents, after giving effect to any applicable grace or cure period.

     B.   Remedies.
          --------

     So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Receivables Loan Agreement or any other Receivables Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Receivables Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Receivables Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Receivables Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens and security interests of the Receivables Loan Agreement or any of the Receivables Loan Documents; (iv) to foreclose on the Collateral; (v) to represent Holder in any other proceedings whatsoever in connection with the Receivables Loan Agreement or any of the Receivables Loan Documents including post judgment proceedings to enforce any judgment related to the Receivables Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Receivables Loan Documents are not timely made or remain overdue for a period of ten (10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each
                      -----------
delinquent payment.

7.   Governing Law; Severability.
     ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Receivables Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Receivables Loan Documents. Payments will be applied to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Receivables Loan Documents, to interest due on the Loan and to the outstanding principal balance of the Loan, in any order that Holder, at its sole option, may deem appropriate.

10.  Miscellaneous.
     -------------

     A.  Amendments.
         ----------

     This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

     B.  Lawful Rate of Interest.
         -----------------------

     In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Receivables Loan Documents exceed the highest lawful rate of interest permissible under applicable law.
If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Receivables Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be
  ---------------         ----------
reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if the Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     C.  Captions.
         --------

     The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     D.  Notices.
         -------

     Notices shall be given under this Note in conformity with the terms and conditions of the Receivables Loan Agreement.

     E.  Joint and Several.
         -----------------

     The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     F.  Time of Essence.
         ---------------

     Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER EXCEPT IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN THE MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE RECEIVABLES LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

12.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Receivables Loan Agreement and the other Receivables Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder. Notice to Maker shall not be required for any partial sale, transfer, assignment or conveyance of this Note.

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

                            MAKER:

                            Preferred Equities Corporation, a Nevada corporation


                            By:  /s/ Carol W. Sullivan
                               --------------------------

                            Print Name: Carol W. Sullivan
                                        -----------------
                            As Its: Sr. V.P
                                    ---------------------

                                                                 Loan No. 95-227

THIS SECOND AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND CONSOLIDATED REVOLVING RENOVATION PROMISSORY NOTE AMENDS AND RESTATES THAT CERTAIN FIRST AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND CONSOLIDATED REVOLVING RENOVATION PROMISSORY NOTE DATED FEBRUARY 1, 2000, IN THE PRINCIPAL AMOUNT OF $2,500,000, THE ORIGINAL OF WHICH IS ATTACHED HERETO. ALL DOCUMENTARY STAMP TAX DUE ON THE ATTACHED FIRST AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND CONSOLIDATED REVOLVING RENOVATION PROMISSORY NOTE DATED FEBRUARY 1, 2000, IN THE PRINCIPAL AMOUNT OF $2,500,000 HAS BEEN PAID AND AFFIXED TO THE ORIGINAL MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT DATED MARCH 29, 1996, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5038, PAGE 3903, AND THAT CERTAIN NOTICE OF FUTURE ADVANCE NO. 1 DATED DECEMBER 23, 1997, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5395, PAGE 3490. NO DOCUMENTARY STAMP TAX OR INTANGIBLES TAX IS DUE ON THIS SECOND AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND CONSOLIDATED REVOLVING RENOVATION PROMISSORY NOTE.


                      SECOND AMENDMENT AND RESTATEMENT OF
                       AMENDED, RESTATED AND CONSOLIDATED
                      REVOLVING RENOVATION PROMISSORY NOTE


$2,500,000.00                                              April 5, 2001



     THIS SECOND AMENDMENT AND RESTATEMENT OF AMENDED, RESTATED AND CONSOLIDATED REVOLVING RENOVATION PROMISSORY NOTE amends and restates in its entirety that certain First Amendment and Restatement of Amended, Restated and Consolidated Revolving Renovation Promissory Note dated February 1, 2000, in the principal amount of $2,500,000 (the "Original Note"). Pursuant to that certain Amended and Restated Acquisition and Construction Loan Agreement between Holder and Maker of even date herewith, Maker hereby executes and delivers to Holder this Second Amendment and Restatement of Amended, Restated and Consolidated Revolving Renovation Promissory Note which amends and restates the Original Note, as follows:

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), together with all other amounts added thereto pursuant to this Note (the "Loan") (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 500 West Monroe Street, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

     The repayment of the Loan evidenced by this Note is secured by among other things (i) that certain Mortgage, Assignment of Rents and Leases and Security Agreement (the "Mortgage") dated

March 29, 1996 recorded in the Public Records of Orange County at Official Records Book 5038, Page 3903, encumbering, among other things, the property
        --------------------
commonly described as Ramada Vacation Suites, located in Orange County, Florida (the "Property"), and (ii) that certain Interval Receivables Loan and Security Agreement dated March 28, 1996 (the "Receivables Security Agreement") pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Interval Units and other Collateral described therein. This Note, the Amended, Restated and Consolidated Acquisition Promissory Note No. 4 of even date herewith (the "Acquisition Note"), the Mortgage, the Amended and Restated Acquisition and Construction Loan Agreement of even date herewith, as subsequently amended (the "Loan Agreement"), and any other documents evidencing or securing the Loan or executed in connection therewith, and any amendment, modification, consolidation, notification under, renewal or extension of any of the foregoing are collectively called the "Loan Documents."

     This Note merely amends and restates the Original Note and does not evidence any additional indebtedness.

     This Note has been issued pursuant to the Loan Agreement, and all of the terms, covenants and conditions of the Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.   Principal and Interest.
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding, and Maker shall pay interest thereon at a floating rate of interest per annum equal to four and one-quarter percent (4.25%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in the Wall Street Journal for deposits maturing ninety (90) days after
           -------------------
issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

     Maker shall be entitled to Advances (as defined in the Loan Agreement) under this Note in the combined maximum aggregate amount of $5,961,000.00 during the period ending on April 30, 2002; provided, however, at no time shall the outstanding combined principal balance under this Note exceed $2,500,000.00.
If, at any time, the outstanding balance hereunder exceeds $2,500,000.00, Maker shall pay such excess amount to Holder within five (5) business days after notice from Holder.

3.   Payment.
     -------

     Commencing on December 1, 1997, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month.

     Concurrently with Maker's sale of any Interval Unit (as defined in the Loan Agreement), Maker shall pay to Holder the Interval Release Payment (as defined in the Loan Agreement) with respect to such Interval Unit. The portion of the Interval Release Payment designated as set forth in the Loan Agreement to be applied to the Renovation Commitment shall be applied first to accrued but unpaid interest which is past due under this Note, if any, and then to the outstanding principal balance of this Note. The balance of the Interval Release Payment shall be applied as set forth in the Acquisition Note.

     The outstanding principal balance of the Note together with all accrued interest shall be due and payable on or before April 30, 2003, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date"). This Note is subject to mandatory payments in whole or in part as provided in Section 3.1 of the Loan Agreement.

4.   Prepayment.
     -----------

     Maker may prepay this Note in full or in part upon not less than three (3) days prior written notice to Holder.

          Not in limitation of any mandatory prepayment requirements under the Loan Agreement, if, at any time, the outstanding aggregate principal balance under (i) this Note; (ii) the Acquisition Note; and (iii) that certain First Amendment and Restatement of Amended, Restated and Increased Receivables Promissory Note No. 1 of even date herewith between Holder and Maker in the maximum principal amount of $30,000,000.00 (the "Receivables Note") exceeds the aggregate amount of $30,000,000.00, such excess amount shall be due and payable by Maker to Holder within five (5) business days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal of any of the referenced notes in any manner or amount that Holder determines.

5.   Default.
     -------

     5.1  Events of Default.
          -----------------

     Events of Default hereunder shall be those set forth in the Loan Agreement.

     5.2  Remedies.
          --------

     So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgage or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may pursue every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Mortgage or any of the Loan Documents; (iv) to foreclose the Mortgage or enforce any security interests under the Loan Documents; (v) to represent Holder in any other proceedings whatsoever in connection with the Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of ten
(10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

7.   Governing Law: Severability.
     ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns, and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note except as provided in the Loan Agreement, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder regarding obligations of guarantors, endorsers or sureties with respect to the payment of other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payment will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.  Miscellaneous.
     -------------

     10.1  Amendments.
           ----------

     This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

     10.2  Lawful Rate of Interest.
           -----------------------

     In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be
                                            ---- -----
fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     10.3  Captions.
           --------

     The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     10.4  Notices.
           -------

     Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

     10.5  Joint and Several.
           -----------------

     The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     10.6  Time of Essence.
           ---------------

     Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage, the Loan Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder.

12.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY

IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE LOAN AGREEMENT PROVIDED, HOWEVER, IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN
(10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE
(5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                   MAKER:

                                   PREFERRED EQUITIES CORPORATION, a Nevada corporation


                                   By:  /s/ Carol W. Sullivan
                                        ----------------------------------
                                            Carol W. Sullivan
                                        ----------------------------------

                                   Its:  SR. V.P
                                        ----------------------------------

                             AMENDED AND RESTATED
                         ACQUISITION AND CONSTRUCTION
                                LOAN AGREEMENT


                   Between Heller Financial, Inc., as Lender

                                      and

                  Preferred Equities Corporation, as Borrower


                                April 6, 2001

                               TABLE OF CONTENTS

SECTION 1 ADVANCES OF THE LOAN................................................................................ 1
     1.1     Commitment of Lender; Advances................................................................... 1
             a.     Acquisition Loan.......................................................................... 1
             b.     Renovation Loan........................................................................... 1
     1.2     Maximum Renovation Loan Balance.................................................................. 2
     1.3     Interest......................................................................................... 2
     1.4     Term of Loan..................................................................................... 2
     1.5     Conditions Precedent to Advances................................................................. 2
             a.     Deliveries................................................................................ 2
             b.     Loan Documents............................................................................ 3
             c.     No Default................................................................................ 3
             d.     Representations and Warranties............................................................ 3
             e.     Title Insurance........................................................................... 3
             f.     Costs, Expenses and Fees.................................................................. 3
     1.6     Final Advance.................................................................................... 3
             a.     Completion Certificate.................................................................... 3
             b.     Compliance................................................................................ 4
             c.     No Liens.................................................................................. 4
             d.     Lien Waivers.............................................................................. 4
             e.     Survey.................................................................................... 4
     1.7     Changes in Plans and Specifications, Approved Budget or Approved Construction Schedule........... 4
     1.8     No Waiver........................................................................................ 5

SECTION 2 REPRESENTATIONS AND WARRANTIES OF BORROWER.......................................................... 5
     2.1     Borrower Existence............................................................................... 5
     2.2     Guarantor........................................................................................ 5
     2.3     Financial Statements............................................................................. 5
     2.4     Suits, Actions................................................................................... 5
     2.5     Valid and Binding Obligation, No Breach or Default............................................... 5
     2.6     Title to the Property............................................................................ 5
     2.7     Disclosure....................................................................................... 6
     2.8     System Compliance................................................................................ 6
     2.9     Submittals....................................................................................... 6
     2.10    Utility Availability............................................................................. 6
     2.11    Governmental Requirements........................................................................ 6
     2.12    Property Access.................................................................................. 6
     2.13    Flood Hazards/Wetlands........................................................................... 7
     2.14    Contracts with Affiliates........................................................................ 7
     2.15    Inducement to Lender............................................................................. 7

SECTION 3 COVENANTS AND AGREEMENTS OF BORROWER................................................................ 7
     3.1     Mandatory Principal Payments..................................................................... 7
     3.2     Compliance With Governmental Requirements, Notice of Governmental Authority, [Escrow]............ 7
     3.3     Construction of the Improvements................................................................. 8

3.4 Correction of Defects....................................................................................  8
3.5 Storage of Materials.....................................................................................  8
3.6 Inspection of the Property and Books and Records.........................................................  8
3.7 Casualty, Condemnation...................................................................................  8
3.8 Application of Advances..................................................................................  9
3.9 Borrower's Deposit....................................................................................... 10
3.10 Direct Disbursement and Application by Lender........................................................... 10
3.11 Costs and Expenses...................................................................................... 10
3.12 Additional Documents.................................................................................... 10
3.13 No Liability of Lender.................................................................................. 10
3.14 No Conditional Sale Contracts, Etc...................................................................... 10
3.15 Defense of Actions...................................................................................... 11
3.16 Prohibition on Transfer of Property or Assignment of Borrower's Interest,
     Change in Management.................................................................................... 11
3.17 Payment of Charges...................................................................................... 11
3.18 Restrictions and Annexation............................................................................. 11
3.19 Current Financial Reports............................................................................... 11
3.20 Tax Receipts............................................................................................ 12
3.21 Notice of Litigation, Claims, and Financial Change...................................................... 12
3.22 No Occupancy Contrary to Builder's Risk Policy.......................................................... 13
3.23 Hold Harmless........................................................................................... 13
3.24 Cross Default, Cross Collateralization.................................................................. 13
3.25 Modifications to Resort Documents....................................................................... 13
3.26 Subordinated Obligations................................................................................ 13
3.27 Approved POS............................................................................................ 13

SECTION 4 RIGHTS AND REMEDIES OF LENDER...................................................................... 14
4.1 Rights of Lender......................................................................................... 14
4.2 Appointment of Lender as Attorney-in-Fact................................................................ 14
4.3 Funds of Lender.......................................................................................... 14
4.4 No Waiver or Exhaustion.................................................................................. 14
4.5 Marshalling Waiver....................................................................................... 14

SECTION 5 MISCELLANEOUS...................................................................................... 14
5.1 Notices.................................................................................................. 15
5.2 Entire Agreement and Modifications....................................................................... 16
5.3 Severability............................................................................................. 16
5.4 Election of Remedies..................................................................................... 16
5.5 Form and Substance....................................................................................... 16
5.6 Limitation on Interest................................................................................... 16
5.7 No Third Party Beneficiary............................................................................... 16
5.8 Borrower in Control...................................................................................... 17
5.9 Number and Gender........................................................................................ 17
5.10 Captions................................................................................................ 17
5.11 Applicable Law.......................................................................................... 17
5.12 Venue................................................................................................... 17
5.13 Jury Trial Waiver....................................................................................... 17

     5.14    Attorneys' Fees....................................   17
     5.15    Commitment Fee.....................................   18
     5.16    Counterparts.......................................   18

APPENDIX:   Defined Terms

EXHIBITS:
A.  Application for Advance
B.  Approved Budget
C.  Approved Construction Schedule
D.  Approved Timeshare Document Filing Schedule
E.  Form Assignment of Construction Contract
F.  Permitted Exceptions
G.  Property Description
H.  Litigation Disclosure
I.  Approved Transaction
J.  Subordinated Obligations

                             AMENDED AND RESTATED
                             --------------------
                  ACQUISITION AND CONSTRUCTION LOAN AGREEMENT
                  -------------------------------------------


     THIS AMENDED AND RESTATED ACQUISITION AND CONSTRUCTION LOAN AGREEMENT, dated _____________________, 2001, is made by and between HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORP., a Nevada corporation ("Borrower"), in respect of an acquisition loan and renovation loan as set forth herein. All capitalized terms used herein shall have the meanings ascribed thereto in the Appendix attached hereto and made a part hereof by this reference.

                                   RECITALS
                                   --------

     A. This Agreement combines, amends and restates in its entirety that certain Acquisition and Construction Loan Agreement dated as of March 27, 1996, as amended by that certain Amendment to Acquisition and Construction Loan Agreement dated December 23, 1997, that certain Second Amendment to Acquisition and Construction Loan Agreement dated July 7, 1998, that certain Third Amendment to Acquisition and Construction Loan Agreement dated December 22, 1999 and that certain Fourth Amendment to Acquisition and Construction Loan Agreement dated September 7, 2000, each of which were made by and between Borrower and Lender.

     B. The current outstanding principal balance of the Acquisition Note is $1,222,000.00 and the current outstanding principal balance of the Renovation
Note is $240,386.75.

     C. Borrower desires Lender to extend a secured credit facility to Borrower in accordance with the terms of this Agreement.

     D. Borrower's obligations under the Loan Documents are secured inter alia by the Mortgage.

     E. Mego Financial Corp., a New York corporation ("Guarantor") shall guaranty all of the obligations of Borrower to Lender under the Loan Documents.

     F. All capitalized terms used herein shall have the meanings ascribed thereto in the Appendix attached hereto and made a part hereof by this reference.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, Borrower and Lender hereby agree as follows:

                        SECTION 1 ADVANCES OF THE LOAN

1.1  Commitment of Lender; Advances.

a.   Acquisition Loan.
           Provided the conditions precedent to an Advance have been satisfied, that there exists no Default or Event of Default, and that the aggregate outstanding balance due Lender under the Acquisition Loan, the Renovation Loan and the Interval Receivables Loan shall not exceed $30,000,000.00, Lender shall advance the undisbursed portion of the Acquisition Loan to Borrower concurrently with the recording of that certain Mortgage Modification and Spreader Agreement No. 2 between Borrower and Lender, dated as of ____________, 2001.

b.   Renovation Loan.
          Provided the conditions precedent to an Advance have been satisfied and there exists no Default or Event of Default, and further provided that the outstanding balance of the Renovation Loan shall not exceed the maximum amount set forth in Section 1.2 below, Lender will make Advances to Borrower in the aggregate maximum amount of the Renovation Loan as follows:

                (i)   Advance Request Procedures.

From time to time, Borrower shall submit an Application for an Advance to Lender requesting an Advance under the Renovation Loan for the reimbursement of payment of costs of labor, materials, and services supplied for the construction of the Improvements or for the payment of other costs and expenses incident to the Loan, or the construction of the Improvements, as specified in the Approved Budget. Borrower shall not submit Applications for an Advance more than two times per month nor more frequently than once per week, and each Application for Advance shall be for an amount not less than One Hundred Thousand Dollars and No/100 ($100,000.00). Each Advance shall be issued by Lender within ten (10) days of Lender's receipt of Borrower's Application for Advance, provided Borrower is in compliance with conditions to such Advance set forth herein. In addition to the conditions set forth below, Lender's obligation to make Advances shall be subject to the receipt by Lender, on a monthly basis, of reports from Lender's Inspecting Architects/Engineers certifying that the Improvements are on schedule under the Approved Completion Schedule(s) and are in compliance with the Approved Budget and the Plans, as applicable.

                (ii)  Limitations on Advances.

Advances shall be limited to the amounts shown in corresponding line items in the Approved Budget and shall not exceed the aggregate of (A) 100% of (1) the costs of labor, materials, and services incorporated in to the Improvements in a manner acceptable to Lender, plus (2) the purchase price of all uninstalled materials to be utilized in the construction of the Improvements and to be stored on the Property, less (B) all prior Advances for payment of costs of labor, materials, and services for the construction of the Improvements. Lender shall not be obligated to make an Advance if at any time or pursuant to the making of such Advance, the combined outstanding balance of the Acquisition Note, the Renovation Note and the promissory note given by Borrower to Lender pursuant to the Interval Receivables Loan would exceed Thirty Million Dollars and No/100 ($30,000,000.00) or if the combined outstanding balance of the Acquisition Note and the Renovation Note would exceed eighty-five percent (85%) of the actual cost of all land and improvements subject to the lien of the Mortgage. The Advances under the Renovation Loan shall be drawn by Borrower within twelve (12) months of the date hereof.

1.2  Maximum Renovation Loan Balance.
     Notwithstanding anything to the contrary contained in this Loan Agreement or the Loan Documents, the outstanding principal balance of the Renovation Note (including all Advances) shall never exceed Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000.00).

1.3  Interest.
     Interest on the Loan, initially at the Interest Rate and subsequently at the rate or rates specified in the Acquisition Note and Renovation Note respectively, shall be computed on the unpaid principal balance which exists from time to time and shall be computed with respect to each Advance only from the date of such Advance. Such interest on the Loan shall be paid by Borrower to Lender on a monthly basis as provided in the applicable note. As a courtesy, Lender's practice is to send out monthly billing statements on or about the twentieth (20th) day of the month prior to the month in which such payment is due; however, the failure of Lender to send out such a billing statement shall not relieve Borrower of its obligation to pay interest in accordance with the applicable notes.

1.4  Term of Loan.
     The Acquisition Loan and Renovation Loan, together with all interest thereon and all other sums due and owing Lender hereunder or under any of the Loan Documents, shall be due and payable on the Maturity Date.

1.5  Conditions Precedent to Advances.
     As a condition precedent to each Advance hereunder, Borrower shall satisfy or deliver evidence of the satisfaction of the following requirements:

a.   Deliveries.
          Borrower will procure and deliver to Lender:

               (i)    An Application for Advance;

               (ii)   An Affidavit of Borrower;

               (iii) Releases or waivers of mechanics' liens from any independent third parties providing labor, materials or supplies for construction of the Improvements;

               (iv) Copies of checks, paid bills or invoices and purchase orders for all items in excess of One Thousand Dollars and No/100 ($1,000.00) showing payment to all such third parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements covered by the Application for Advance;

               (v) General ledger detail reports with respect to such Application for Advance;

               (vi) Copies of all building and other construction or development permits ("Permit(s)") and approvals issued through the date of such Advance; provided, however, that Lender may at its sole discretion elect to approve Borrower's initial Application for Advance hereunder prior to the delivery of final Permits to Lender, in which event (a) Borrower shall submit to Lender Borrower's Permit application together with all Plans and evidence that the Permit application has been properly filed with the appropriate governmental authorities, (b) no further Advances shall be made hereunder until receipt of final, approved Permits has occurred and (c) if final, approved Permits are in any event not received within thirty (30) days after such initial Advance, such occurrence shall constitute an Event of Default hereunder;

               (vii) With respect to any Improvements which have been completed as required under the Approved Construction Schedule, evidence that all Governmental Requirements have been satisfied, including, but not limited to, delivery of certificates of occupancy (or its equivalent) permitting the Improvements to be legally occupied;

               (viii) Prior to the first Advance for construction of any Improvement, a fully executed copy of the Assignment of Construction Contract and a Payment and Completion Bond for construction of the Improvements;

b.   Loan Documents.

          Borrower shall execute and deliver to, procure for and deposit with, and, if appropriate, record in the proper records with all filing and recording fees paid, the Loan Documents and such other documents, instruments, and certificates as Lender or Title Company may require.

c.   No Default.
          There shall then exist no Default or Event of Default.

d.   Representations and Warranties.
          The representations and warranties made in this Loan Agreement shall be true and correct in all material respects on and as of the date of each Advance, with the same effect as if made on that date. Borrower shall inform Lender of any changes or revisions to the representations and warranties set forth herein by disclosing such facts in the Affidavit of Borrower. If any such changes or revisions are determined by Lender in its sole discretion to be materially adverse, Lender may refuse to make the requested Advance.

e.   Title Insurance.
          The Title Insurance shall be endorsed and extended to the date of such Advance to cover each Advance with no additional title exception objectionable to Lender.

f.   Costs, Expenses and Fees.
          Borrower shall have paid all costs, expenses and fees then due in accordance with the terms of this Loan Agreement and all of the other Loan Documents.

1.6  Final Advance.
     As a condition precedent to the final Advance, in addition to all other requirements herein, completion of all Improvements shall have occurred and Borrower must deliver the following items to Lender:

a.   Completion Certificate.
           A completion certificate from the Inspecting Architects/ Engineers.

b.   Compliance.
          Evidence that all Governmental Requirements have been satisfied, including but not limited to, delivery to Lender of (i) a certificate of occupancy (or its equivalent) if issued by local Governmental Authorities, permitting the Improvements to be legally occupied, and (ii) evidence that all Improvements are in compliance with the accessibility requirements of the federal Fair Housing Act and the state and federal Americans with Disabilities Act.

c.   No Liens.
           Evidence that no mechanic's or materialman's lien or other encumbrance remains in effect against the Property.

d.   Lien Waivers.
          Final lien releases or waivers by the Architect, Contractor, and all subcontractors, materialmen, and other independent third parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Property, subject to retainage.

e.   Survey.
          A survey of all Improvements showing no encroachment off the Resort or on any easement.

1.7 Changes in Plans and Specifications, Approved Budget or Approved Construction Schedule.

          Without the prior written approval of Lender there shall be no change in the Plans, the Approved Budget, the Approved Construction Schedule, or any of the work or materials for the Improvements which would (a) cause any line item or category of the cost breakdown (or any detailed cost breakdown) to increase or decrease in cost exceeding Fifty Thousand Dollars and No/100 ($50,000.00); or
(b) together with costs associated with prior changes in the Plans, the Approved Budget, the Approved Construction Schedule, or any of the work or materials for the Improvements, result in an increase in the total costs of such changes over One Hundred Thousand Dollars and No/100 ($100,000.00); or (c) regardless of cost, constitute a material change in structure, design, function, or exterior appearance of any of the Improvements; or (d) cause the estimated time to complete the Improvements to extend beyond the Improvements Completion Date as set forth in the Approved Construction Schedule; or (e) reduce the value of Lender's security; or (f) extend the final Improvements Completion Date or any interim Improvements Completion Date by more than thirty (30) days. Requested changes shall be submitted to Lender for approval on a form acceptable to Lender accompanied by a copy of the plans and specifications or a revised budget applicable to the changes. Lender shall review and approve or disapprove any such change request within ten (10) days of receipt of such written request from Borrower. As a condition to any such approval, Lender may require, in its sole discretion, confirmation satisfactory to Lender of the cost increase, if any, which would result from performance of the work contemplated under such change. If it appears that performance of such work shall result in such an increase, Lender may, in its sole discretion, condition its approval upon a Borrower's Deposit of the amount of such increase or other evidence satisfactory to Lender in its discretion that Borrower has the funds necessary to provide for such cost increase.

1.8  No Waiver.

     No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

             SECTION 2 REPRESENTATIONS AND WARRANTIES OF BORROWER

     Borrower hereby represents and warrants as follows:

2.1  Borrower Existence.
     Borrower is a corporation, duly formed, validly existing and in good standing under the laws of the State of Nevada and qualified to do business in the State of Florida with its principal place of business and chief executive offices at its address set forth above.

2.2  Guarantor.
     Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the State of New York with its principal place of business and chief executive offices at 4310 Paradise Road, Las Vegas, Nevada.

2.3  Financial Statements.
     The Financial Statements are true, correct, and complete in all material respects as of the dates specified therein and the balance sheets, profit and loss statements and statements of cash flow fairly present the financial condition of Borrower and, if required, of Guarantor as of the dates specified. No material adverse change has occurred in the financial condition of Borrower or Guarantor since the dates of the Financial Statements.

2.4  Suits, Actions.
      Other than as disclosed on Exhibit "H" hereto, there are no actions,
                                 ----------
suits, or proceedings pending or, to the knowledge of Borrower, threatened, in any court or before or by any Governmental Authority against or affecting Borrower, Guarantor, or the Property, which, if adversely determined, would have a material adverse effect on the Property or impair the ability of Borrower or Guarantor to complete its obligation under the Loan Documents or which involve the validity, enforceability, or priority of any of the Loan Documents, at law or in equity.

2.5  Valid and Binding Obligation, No Breach or Default.
     All of the Loan Documents, and all other documents referred to herein to which Borrower or Guarantor is a party, upon execution and delivery will constitute valid and binding obligations of Borrower and Guarantor, enforceable in accordance with their terms except as limited by Debtor Relief Laws. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Documents, will not result in a breach of, or constitute a default in Borrower's or Guarantor's organizational documents or in any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower or Guarantor is a party or by which Borrower or Guarantor may be bound or affected. To the best of their knowledge, neither Borrower nor Guarantor is in default of any order of any court or any requirement of any Governmental Authority.

2.6  Title to the Property.
     Borrower holds (or upon acquisition of the Second Additional Property will hold) full legal and equitable title to the Property, subject only to the Permitted Exceptions and the sale of Interval Units in conformance with the terms of this Agreement.

2.7  Disclosure.
     There is no fact of which Borrower is aware that Borrower has not disclosed to Lender in writing that could materially adversely affect the property, business or financial condition of Borrower, Guarantor or the Property. Borrower has furnished Lender with a true and complete copy of all documents relating to construction of the Improvements.

2.8  System Compliance.
     The storm and sanitary sewer system, water system, all mechanical systems of the Property and other parts of the Improvements do (or when constructed will) comply with all applicable environmental, pollution control and ecological laws, ordinances, rules and regulations, and all Governmental Authorities having jurisdiction of the Property have issued or to the best of Borrower's knowledge will issue all necessary permits, licenses or other authorizations for the construction of the Improvements (specifically including the named systems).

2.9  Submittals.

     The Loan Documents and all Financial Statements, Plans, budgets, schedules, opinions, certificates, confirmations, contractor's statements, applications, rent rolls, affidavits, agreements, Construction Contract, Architectural Contract and other materials submitted to the Lender in connection with or in furtherance of the Loan Documents by or on behalf of the Borrower or Guarantor fully and fairly state in all material respects the matters with which they purport to deal, and neither misstate any material fact, nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading; provided, however, that such representation and warranty is made to the best of Borrower's knowledge with respect to such materials submitted to Lender which were prepared by parties other than Borrower or its employees.

2.10 Utility Availability.
     All utility and municipal services required for the construction, occupancy and operation of the Improvements, including, but not limited to, water supply, storm and sanitary sewer systems, electric and telephone facilities, are available for use and tap-on at the boundaries of the Property and will be available in sufficient amounts for the normal and intended use of the Improvements, and written permission has been or will be obtained from the applicable utility companies or municipalities to connect the Improvements into each of said services.

2.11 Governmental Requirements.
     The Property and the Improvements are and at all times during the Loan will be constructed, operated and sold in compliance with all zoning requirements, building codes, subdivision improvement agreements, licensing requirements, all covenants, conditions and restrictions of record, and all other Governmental Requirements and there are no Governmental Requirements prohibiting the use and operation of the Property for timeshare purposes. The zoning and subdivision approval of the Property and the right and ability to construct, use or operate the Improvements are not in any way dependent on or related to any real estate other than the Property. To Borrower's knowledge, there are no, nor are there any alleged or asserted, violations of Governmental Requirements, law, regulations, ordinances, codes, permits, licenses, declarations, covenants, conditions, or restrictions of record, or other agreements relating to the Property or the Improvements or any part thereof. Borrower has obtained or is not aware of reasons why it cannot obtain all necessary permits, licenses, consents and approvals to develop and operate the Property as a time-share project in accordance with the requirements of this Agreement and to sell the Interval Units in full compliance with applicable law. Borrower shall not sell or take reservations for the sale of Interval Units associated with the Second Additional Property prior to the necessary filings being made or the receipt of approvals required pursuant to Governmental Requirements.

2.12 Property Access.
     The Property has adequate access through fully improved private or dedicated roads.

2.13 Flood Hazards/Wetlands.
     The Property is in flood zone "C" as defined in the Flood Disaster Protection Act of 1973, as amended, and the Property is not located within a wetlands as defined by any Governmental Authority.

2.14 Contracts with Affiliates.
     Except for the relationships and transactions (the "Approved Transactions") disclosed to Lender in writing and set forth on Exhibit "I", Borrower owns no
                                                ----------
stock or interest in any other Person and has no affiliates which have any involvement or interest in the Property in any way. All Approved Transactions were negotiated in good faith, are arms-length transactions and all terms, covenants and conditions which govern the Approved Transactions are at market rate. The representation and warranty made in this Section 2.14 shall remain true throughout the term of the Loan; provided, however, that Borrower shall have the right to acquire and create new subsidiaries.

2.15 Inducement to Lender.
     The representations and warranties in this Section 2 and the covenants and agreements of Borrower set forth in Section 3 below and contained in the Loan Documents are made by Borrower as an inducement to Lender to make the Loan and Borrower understands that Lender is relying on such representations, warranties, covenants and agreements which shall be true and correct at all times while the Loan is outstanding and shall survive any (a) bankruptcy proceedings involving Borrower, Guarantor or the Property, or (b) foreclosure of the Mortgage, or (c) conveyance of title to the Property to the Lender in lieu of foreclosure of the Mortgage.

Acceptance of each Advance constitutes reaffirmation, as of the date of such acceptance, of the representations, warranties, covenants and agreements of Borrower in the Loan Documents except as disclosed in the Affidavit of Borrower (if accepted by Lender), on which Lender shall rely in making such Advance.

                SECTION 3 COVENANTS AND AGREEMENTS OF BORROWER

     Borrower hereby covenants and agrees as follows:

3.1  Mandatory Principal Payments.

     a. At the time each Interval Unit is sold, Borrower shall pay Lender the applicable Interval Release Payment, which payment shall be applied under the Loan as set forth herein and in the other Loan Documents. Commencing with the first month after the first Improvements Completion Date, no later than the tenth (10th) day of each month, Borrower shall deliver to Lender a sales report for the Resort showing all sales of Interval Units during the immediately prior month, which sales report shall be certified by Borrower as accurate. On or before the fifteenth (15th) day and the last day of each month, Lender shall provide Borrower with partial releases from the lien of the Mortgage for each Interval Unit for which Lender has been paid the applicable Interval Release Payment at least five (5) days prior to such date.

     b. So long as there is any indebtedness outstanding under the Acquisition Note or the Renovation Note, if during the period of this Loan Agreement ending on the following dates ("Ending Dates"), the aggregate Interval Release Payments and other payments pursuant to this paragraph that are paid commencing on the date hereof to the Lender by such Ending Date does not equal or exceed the following amounts ("Aggregate Payments"), the Borrower shall pay the amount of such shortfall immediately to Lender:

     Ending Dates           Aggregate Payments
     ------------           ------------------

     July 31, 2001          $  756,875
     October 31, 2001       $1,513,750
     January 31, 2002       $2,270,625
     April 30, 2002         $3,027,500
     July 31, 2002          $3,784,375
     October 31, 2002       $4,541,250
     January 31, 2003       $5,298,125
     April 30, 2003         maturity date

     c. Mandatory payments made hereunder shall be applied by allocating such payments in the same manner as the Interval Release Payments.

3.2  Compliance With Governmental Requirements, Notice of Governmental
Authority.
     Borrower shall timely comply with all Governmental Requirements applicable to the Borrower, the Improvements and the Resort. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority pertaining to the Property.

3.3  Construction of the Improvements.
     Borrower shall commence construction of the Improvements on or before the Commencement Date and the construction of the Improvements shall be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans, the Approved Budget, the Approved Construction Schedule, and shall comply with all covenants, conditions and restrictions affecting the Property. Borrower shall not permit cessation of work for a period in excess of thirty (30) days without the written consent of Lender (unless such cessation is caused by strike, riot, shortage of materials or acts of God, in which case such cessation shall not exceed sixty (60) days), and shall complete construction of the Improvements on or before the applicable Improvements Completion Date, free and clear of all liens other than the Permitted Exceptions and the Loan Documents (except those as to which Borrower has furnished a bond or other security acceptable to Lender and otherwise complied with the requirements of Section 3.18 below).

3.4  Correction of Defects.
     Borrower shall correct or cause to be corrected (a) any defect in the Improvements, (b) any material departure in the construction of the Improvements from the Plans, (c) any violation of any Governmental Requirements, or any violation of any covenants, conditions and restrictions affecting the Property, if applicable, and (d) any encroachment by any part of the Improvements, or any structure located on the Property, on any easement, property line, or restricted area, or any encroachment by any such structure on any building setback line.

3.5  Storage of Materials.
     Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property, with adequate safeguards, as reasonably required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.

3.6  Inspection of the Property and Books and Records.
     Borrower shall permit Lender, and its agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored, for the purpose of inspection of the Property and such materials at all reasonable times. Borrower shall permit Lender at all reasonable times, upon five (5) days advance written notice to Borrower, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all sales and marketing records, contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction of the Improvements.

3.7  Casualty, Condemnation.
     Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property, or the threat of any such action or proceeding of which Borrower becomes aware. Provided no Event of Default then exists and Borrower certifies as to same, the net insurance proceeds shall be paid to Lender but shall be made available by Lender for the restoration or repair of the Property if: (i) in Lender's reasonable judgment (a) restoration or repair and the continued operation of the Resort is economically feasible, and (b) the value of Lender's security is not reduced; (ii) the cost of restoration or repair does not exceed the net insurance proceeds or Borrower or the Association shall provide a Borrower's Deposit or other evidence satisfactory to Lender in its sole discretion that Borrower or the Association can pay all costs of restoration in excess of such net insurance proceeds; (iii) the loss does not occur in the six (6) month period preceding the Maturity Date as defined in the Acquisition Note and the Renovation Note; (iv) Borrower has sufficient business interruption insurance to provide alternative accommodations for all owners or users of Interval Units at the Resort affected by such casualty loss; and (v) Lender's Inspecting Architect/Engineers certify that the restoration of the Property can be completed at least ninety (90) days prior to the Maturity Date. Borrower or the Association shall pay all amounts, in addition to the net insurance proceeds, necessary to pay in full the cost of the restoration or repair.

     Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration; (y) the construction schedule; and (z) the architect's and general contractor's contracts for restoration. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds shall be disbursed pursuant to a construction escrow acceptable to Lender. If an Event of Default then exists, or any of the conditions set forth in this subsection have not been met or satisfied, the net insurance proceeds (after deduction of Lender's reasonable costs and expenses, if any, in collecting same) shall be applied to the Loan in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower.

     The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking of any Interval Unit or any portion of the Property, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender to the extent of any then outstanding indebtedness. Lender is authorized (but is under no obligation) to collect any such proceeds. The proceeds of any such award shall be made available by Lender for repair or restorations of the Property in the same manner and upon the same conditions as those set forth above for net insurance proceeds.

     Anything to the contrary herein notwithstanding, for so long as any part of the Property is subject to the Declaration of CCRs, any and all insurance proceeds arising from any damage or destruction to the Property and any and all awards and payments with respect to condemnation or conveyances in lieu thereof received by Borrower or Lender shall be delivered and paid out thereby to the insurance trustee under the Declaration of CCRs, to be distributed and used in accordance with the provisions of the Declaration of CCRs.

3.8  Application of Advances.
     Borrower shall apply all Advances for reimbursement of costs and expenses specified in the Approved Budget, and for no other purpose.

3.9  Borrower's Deposit.
     In accordance with Sections 1.7 and 3.7 above, Lender may require a Borrower's Deposit to be made which Lender shall place in an interest bearing account and disburse in accordance with Sections 1.7 or 3.7 as applicable.

3.10 Direct Disbursement and Application by Lender.
     Upon an Event of Default, Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance or the unadvanced balance of the Loan to the satisfaction of any of Borrower's obligations hereunder or under any of the other Loan Documents. Any Advance by Lender for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the Loan Documents. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit, if any, for payment of costs of construction of the Improvements, reasonable expenses incident to the Loan and the Property, and the payment or performance of any obligation of Borrower hereunder or under any of the other Loan Documents. Borrower hereby assigns and pledges the proceeds of the Loan and the Borrower's Deposit to Lender for such purposes. Upon an Event of Default, Lender may advance and incur such Costs as Lender reasonably deems necessary for the completion of construction of the Improvements and to preserve the Property, and any other security for the Loan, and such Costs, even though in excess of the amount of the Loan, shall be secured by the Loan Documents and payable to Lender.

3.11 Costs and Expenses.
     Borrower shall pay when due all costs and expenses required by this Loan Agreement, including, without limitation, (a) all taxes and assessments applicable to the Property, (b) all fees, charges and taxes in connection with filing or recording the Loan Documents, (c) all fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Loan or the Property, (d) the cost of the Survey, (e) all premiums for the Insurance Policies, and (f) all other costs and expenses payable to third parties incurred by Borrower in connection with the consummation of the transactions contemplated by this Loan Agreement. Any costs and expenses to be paid by Borrower to Lender shall be due as a condition precedent to any Advance, or at Lender's election, within ten (10) days of Borrower's receipt of written notification of such costs and expenses from Lender.

3.12 Additional Documents.
     Borrower shall execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Documents.

3.13 No Liability of Lender.
     Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan and the Borrower's Deposit pursuant to this Loan Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable or responsible for any defect in the Property or the Improvements by reason of inspecting same, nor be liable for the performance or default of Borrower, Architect, the Inspecting Architects/Engineers, Contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

3.14 No Conditional Sale Contracts, Etc.
     No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment, or fixtures intended to be utilized in the construction or operation of the Improvements.

3.15 Defense of Actions.
     Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this Loan Agreement. Lender may (but shall not be obligated to) pay all reasonable necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or action, which Borrower agrees to repay to Lender on demand; provided, however, in any action directly between Borrower and Lender, the provisions of Section 6.14 shall apply.

3.16 Prohibition on Transfer of Property or Assignment of Borrower's Interest, Change in Management.
     Borrower shall not (a) create any new ownership interest in Borrower, or
(b) except for the (1) sale of Interval Units in arms length transactions, (2) the lien of the Loan Documents, (3) the transfer of personal property permitted herein, or (4) the Permitted Exceptions, transfer, lease or mortgage (i) all or any part of the Property, or any interest therein, or (ii) any ownership interest in Borrower (including any interest in the profits, losses or cash distributions in any way relating to the Property) except this shall not serve to prohibit the sale or hypothecation by Borrower of notes and mortgages generated by Borrower in connection with the sale of Interval Units subject to Lender's Funding Option as set forth in the Interval Receivables Loan.

3.17 Payment of Charges.

      Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any lien, tax, judgment, charge, or claim (the "Charges") other than the encumbrances of the Mortgage, the Permitted Exceptions, and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower may (a) discharge in accordance with applicable law any such Charge or contest the validity or amount of any claim of any contractor, consultant, architect, or other Person providing labor, materials, or services with respect to the Property, (b) contest any tax or special assessments levied by any Governmental Authority, and (c) contest the enforcement of or compliance with any Governmental Requirements. Any such contest on the part of Borrower shall not be an Event of Default hereunder and shall not be the basis for a release of Lender from any obligation it may have to make Advances hereunder provided that (i) during the pendency of any such contest Borrower shall, if requested by Lender, furnish to Lender and Title Company an indemnity bond from a corporate surety satisfactory to Lender and Title Company in an amount equal to one hundred fifty percent (150%) of the amount being contested or other security reasonably acceptable to them; and (ii) Borrower shall pay any amount adjudged by a court of competent jurisdiction (including appellate courts) to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property; and (iii) Borrower fulfills all of Borrower's obligations under this Loan Agreement during the pendency of any such contest.

3.18 Restrictions and Annexation.

      Other than the Permitted Exceptions, Borrower shall not impose any covenants, easements or other encumbrances upon the Property, execute or file any subdivision plat affecting the Property, or consent to the annexation of the Property to any city without the prior written consent of Lender, which shall not be unreasonably withheld.

3.19 Current Financial Reports.

      So long as any portion of the Loan remains outstanding, Borrower shall furnish the following to Lender:

          a.  Quarterly Financial Reports.  Within sixty (60) days after the end
              ---------------------------
          of each fiscal quarterly period, unaudited financial statements of Borrower and Guarantor, certified by the chief financial officer of the subject thereof.

          b.  Year-End Financial Reports.  As soon as available and in any event
              --------------------------
          within one hundred and twenty (120) days after the end of each fiscal year of Borrower, Guarantor, and the Association: (i) the balance sheets of Borrower, Guarantor, and the Association as of the end of such year and the related statements of income and cash flow for such fiscal year; (ii) a schedule of all outstanding indebtedness of Borrower, Guarantor, and the Association describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; and (iii) with respect to the financial statements of Borrower, Guarantor, and the Association, copies of reports from a firm of independent certified public accountants selected by Borrower, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower, Guarantor, and the Association as of the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP.

          c.  Audit Reports.  Promptly upon receipt thereof, one (1) copy of
              -------------
          each other report submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower.

          d.  Other Reports.  Such other reports, statements, notices or written
              -------------
          communications relating to the Borrower, Guarantor, the Association, any other party or the Resort as Lender may require, in its reasonably discretion.

          e.  SEC Reports.  Promptly upon their becoming available one (1) copy
              -----------
          of each financial statement, report, notice or proxy statement sent by Borrower or Guarantor to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Borrower or Guarantor with, or received by Borrower or Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

3.20 Tangible Net Worth. At all times that indebtedness is outstanding under the Loan or Lender is obligated to make Advances, Borrower agrees to maintain a minimum tangible net worth, calculated quarterly pursuant to Section 3.19(a) and in accordance with GAAP, in the amount of the sum of Twenty-five Million and No/100 Dollars ($25,000,000.00) plus sixty percent (60%) of Borrower's positive net income (i.e. net revenue from sales less expenses) as reported on Borrower's most current annual financial statement commencing with fiscal year 2000. As of the date of the prior fiscal quarter end, Borrower's tangible net worth is in the amount set forth on Schedule 3.20-23 attached hereto.

3.21 Debt to Tangible Net Worth Ratio. At all times indebtedness is outstanding under the Loan or Lender is obligated to make Advances, Borrower agrees to maintain the ratio of all current and long-term notes payable by Borrower to Borrower's tangible net worth (the "Debt to Tangible Net Worth Ratio"), determined in accordance with GAAP, and calculated quarterly pursuant to Section 3.19(a), in an amount not greater than 4.0:1. As of the date hereof, Borrower's Debt to Tangible Net Worth Ratio is in the amount set forth on Schedule 3.20-33 attached hereto.

3.22 EBITDA. The ratio of EBITDA to total revenues (the "EBITDA Ratio") for Borrower, calculated quarterly pursuant to Section 3.19(a) and in accordance with GAAP on a trailing twelve (12) month basis shall at all times that indebtedness is outstanding under the Loan or Lender is obligated to make Advances be equal to or greater than 12.5 percent. As of the date hereof, Borrower's EBITDA Ratio is in the amount set forth on Schedule 3.20-33 attached hereto.

3.23 Total Interest Coverage. The ratio of EBITDA to total interest expense ("Total Interest Coverage Ratio") for Borrower, calculated quarterly pursuant to
Section 3.19(a) and in accordance with GAAP on a trailing four (4) quarter basis shall at all times that indebtedness is outstanding under the Loan or Lender is obligated to make Advances not be less than 1.25:1. As of the date hereof, Borrower's Total Interest Coverage Ratio is in the amount set forth on Schedule 3.20-33 attached hereto.

3.24 Tax Receipts.

      Borrower shall furnish Lender with receipts or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property prior to the date such taxes become delinquent.

3.25 Notice of Litigation, Claims, and Financial Change.

     Borrower shall update on a quarterly basis, with such detail as may be requested by Lender, the Litigation Schedule attached hereto as Exhibit "H" and promptly inform Lender of (a) any litigation against Borrower or Guarantor or affecting the Property, which, if determined adversely, might have a material adverse effect upon the financial condition of Borrower or Guarantor or upon the Property, or might cause an Event of Default, (b) any claim or controversy which might become the subject of such litigation, and (c) any material adverse change in the financial condition of Borrower or Guarantor.

3.26 No Occupancy Contrary to Builder's Risk Policy.

     The Improvements or any element thereof shall not be occupied until Borrower has obtained and furnished to Lender (a) a certificate of occupancy (or its equivalent), if applicable, issued by the local Governmental Authorities with jurisdiction over construction of the Improvements, and (b) replacement coverage in the form of an all-risk insurance policy upon the completed Improvements or element thereof, which policy will not be impaired by the occupancy of the Improvements and is reasonably satisfactory to Lender.

3.27 Hold Harmless.

     Except for Lender's acts or omissions which constitute gross negligence or willful misconduct, Borrower shall defend, at its own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Property or the Loan Documents. Subject to the provisions of Section 5.14, all Costs incurred by Lender in protecting its interests hereunder, including all court costs and reasonable attorney's fees and expenses, shall be borne by Borrower. The provisions of this Section shall survive the payment in full of the Loan and all other indebtedness secured by the Mortgage and the release of the Mortgage as to events occurring and causes of action arising before such payment and release.

3.28 Cross Default, Cross Collateralization.

     The documents and instruments evidencing and securing the Interval Receivables Loan shall also secure the Loan. Any Event of Default under the Interval Receivables Loan shall also be an Event of Default hereunder. Any Event of Default hereunder or under the other Loan Documents shall be an Event of Default under the Receivables Loan Agreement.

3.29 Modifications to Resort Documents.

     Borrower shall not, without Lender's prior written consent which shall not be unreasonably withheld, amend, modify or supplement the Declaration of CCRs or any of the other documents relating to the creation or operation of the timeshare project on the Resort (the "Resort Documents") unless such amendment, modification or supplement is required either to cause additional Interval Units to be annexed into the timeshare regime or by law, whereupon Borrower shall implement same and give prompt written notice thereof to Lender. Lender shall provide its written consent or denial of such request within thirty (30) days of Lender's receipt of such request together with necessary supporting documentation.

3.30 Subordinated Obligations.

     All indebtedness of Borrower to any shareholder, Partner, or Affiliate of Borrower shall be subordinated to the Acquisition Note, the Renovation Note, and to any indebtedness secured under the Interval Receivables Loan. Borrower hereby represents and warrants to Lender that those matters described on Exhibit
                                                                         -------
"J" hereto constitute all Borrower's debts, liabilities and obligations to any
---
Affiliates of Borrower except for salaries and other compensation due officers and directors as of the date of this Agreement.

     Upon an Event of Default, Borrower will not, directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations direct or contingent, to any Affiliates, which payments shall be and are hereby made subordinate to the payment of principle of, and interest on, the Acquisition Note, the Renovation Note, or any indebtedness secured under the Interval Receivables Loan, or (b) permit the amendment, rescission or other modification of any of Borrower's subordinated obligations in such a manner as to affect adversely the lien priority of the Lender in any property, real or personal, pledged to secure any of the foregoing Loan Documents.

3.31 Approved POS.

      Prior to engaging in the sale of any Interval Unit with respect to any condominium unit within the portion of the Resort located within the Second Additional Property, Borrower shall obtain approval of the POS, including such portion of the Resort located within the Second Additional Property, from the Florida Bureau of Timeshare. Borrower shall secure Lender's approval, which shall not be unreasonably withheld, of any POS or any material modification of an existing POS, to be submitted to the Florida Bureau of Timeshare for final approval, and Borrower shall not engage in the sale of any Interval Units except pursuant to a POS approved by Lender.

                   SECTION 4   RIGHTS AND REMEDIES OF LENDER

4.1  Rights of Lender.

      Upon the occurrence of an Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender as set forth in the Loan Documents, but not the obligation, (a) to declare the Loan immediately due and payable, (b) to terminate Lender's obligation to disburse the Loan and the Borrower's Deposit and all other obligations of Lender hereunder and under the Loan Documents, and (c) in its own name or in the name of Borrower, to enter into possession of the Property, to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements, and the requirements of any lessee, if applicable, and to employ watchmen and other safeguards to protect the Property.

4.2  Appointment of Lender as Attorney-in-Fact.

      Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as are reasonably necessary, including any proceeds of the Loan and the Borrower's Deposit, if any, make such changes or corrections in the Plans, the construction of the Improvements, the Approved Budget, the Approved Construction Schedule, and employ such architects, engineers, and contractors as may be reasonably required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans and Governmental Requirements; (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements; (c) endorse the name of Borrower on any checks or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property; (d) do every act with respect to the construction of the Improvements which Borrower may do; and (e) prosecute or defend any action or proceeding incident to the Property. The power of attorney granted hereby is a power coupled with an interest and is irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and, if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

4.3  Funds of Lender.

      Any funds of Lender used for any purpose referred to in this Article 4 shall constitute Advances secured by the Loan Documents and shall bear interest at the rate specified in the Renovation Note to be applicable after default hereunder.

4.4  No Waiver or Exhaustion.

      No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement, of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

4.5  Marshalling Waiver.

      Borrower waives any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies hereunder.

                           SECTION  5  MISCELLANEOUS

5.1  Notices.

      Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, or sent by overnight courier, or sent by registered or certified U.S. Mail return receipt requested, and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day otherwise, on the next business day; provided that a confirmation of the receipt of any such telecopy is obtained and retained by the sending party and that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by certified or registered U.S. Mail, return receipt requested, on the fourth (4th) day after deposit in the mail postage prepaid. For purposes of this Agreement, the term "business day" shall mean a day on which banks are open for business in Illinois.

Notices to Borrower:     Ramada Vacation Suites/
                         Preferred Equities Corporation
                         Attn: Jon A. Joseph, General Counsel
                         4310 Paradise Road
                         Las Vegas, Nevada 89109
                         Telecopy: (702) 369-4398

With copies to:          Ramada Vacation Suites/
                         Preferred Equities Corporation
                         Attn: Gregg McMurtie
                         4310 Paradise Road
                         Las Vegas, Nevada  89109
                         Telecopy: (702) 369-4398

                         Ramada Vacation Suites/
                         Preferred Equities Corporation
                         Attn: Carol Sullivan
                         4310 Paradise Road
                         Las Vegas, Nevada  89109
                         Telecopy: (702) 369-4398

Notices to Lender:       Heller Financial, Inc.
                         Attn: Portfolio Manager, Vacation Ownership Finance
                         Loan No. 95-227
                         500 West Monroe St., 30th Fl.
                         Chicago, Illinois 60661

                         Telecopy: (312) 441-7924

With a copy to:          Heller Financial, Inc.
                         Real Estate Financial Services
                         Attn: Group General Counsel
                         Loan No. 95-227
                         500 West Monroe St. 31/st/ Fl.
                         Chicago, Illinois 60661
                         Telecopy: (312) 441-7872

5.2  Entire Agreement and Modifications.

      The Loan Documents constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Loan Agreement or the other Loan Documents may be modified, waived, terminated, supplemented, changed or amended except by a written instrument executed by both parties hereto.

5.3  Severability.

      In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.4  Election of Remedies.

      Lender shall have all of the rights and remedies granted in the Loan Documents and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, Guarantor, or any property encumbered by the Loan Documents, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

5.5  Form and Substance.

      All documents, certificates, insurance policies, evidence, and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and substance reasonably satisfactory to Lender.

5.6  Limitation on Interest.

      In no event whatsoever shall the amount of interest paid or agreed to be paid to Lender pursuant to this Loan Agreement, the Acquisition Note or Renovation Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Loan Agreement, the Acquisition Note, the Renovation Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be
                                            ---- -----
fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the outstanding principal balance of the Loan (whether or not due and payable), and not to the payment of interest, or shall be refunded to Borrower if such Loan has been paid in full. Neither Borrower nor Guarantor or any endorser shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

5.7  No Third Party Beneficiary.

     This Loan Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

5.8  Borrower in Control.

     In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or has power over the daily management functions and operating decisions made by Borrower.

5.9  Number and Gender.

     Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.

5.10 Captions.

     The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

5.11 Applicable Law.

     This Loan Agreement and the Loan Documents shall be governed by and construed in accordance with the laws of the State of Illinois (without regard to conflicts of law principles) and the laws of the United States applicable to transactions within such state, except that the provisions of the laws of the State of Florida shall be applicable to the creation, perfection and enforcement of the lien created by the Mortgage.

5.12 Venue.

     BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

5.13 Jury Trial Waiver.

     BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

5.14 Attorneys' Fees.

     In any action hereunder between the parties hereto, the prevailing party shall be entitled to reasonable attorneys' fees and costs including those for pretrial, trial and appellate proceedings.

5.15 Commitment Fee.

     In addition to fees due to Lender in connection with prior commitments, Borrower has agreed to pay Lender a commitment fee hereunder in the amount of the greater of (i) Forty Thousand Dollars and No/100 ($40,000.00) and (ii) one percent (1%) of each Advance in connection with the Acquisition Loan and the Renovation Loan, which Borrower agrees is fully earned and payable. At the funding of the Acquisition Loan, Borrower shall pay Lender the sum of Twenty-five Thousand Six Hundred Twenty Dollars and No/100 ($25,620.00) which represents one percent (1%) of the Acquisition Loan Advance and shall thereafter pay lender one percent (1%) of each Advance. The aggregate amount of such commitment fees shall be no less than Forty Thousand Dollars and No/100 ($40,000.00).

5.16 Counterparts.

     This Agreement may be signed in multiple counterparts which taken together shall constitute the entire agreement between the parties.

5.17 Borrower's Confirmation and Inducement to Lender.

     In connection with the execution of this Agreement, Borrower hereby certifies that (a) all of Borrower's representations, warranties, covenants and agreements contained in the Agreement are true and correct and in full force and effect as of the date hereof, (b) as of the date hereof there are no Events of Default hereunder, and (c) all of the Loan Documents as defined herein are in full force and effect.

     As consideration for, and as a mutual inducement to Lender entering into this Agreement, Borrower and Guarantor each hereby waive and release any and all claims, setoffs, counterclaims and defenses either has as of the date hereof with respect to the credit facility and performance by Lender under the Loan Documents, and each hereby acknowledges that Lender has fully performed all of its obligations for which performance was required on or before the date hereof and is not in default under the Loan Documents. Execution of this Agreement shall not be deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Documents.

     The parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

BORROWER:                                         LENDER:

PREFERRED EQUITIES CORPORATION,                   HELLER FINANCIAL, INC., a
a Nevada corporation                              a Delaware corporation


BY:  /s/ Carol W. Sullivan                       BY:   /s/ Dennis K. Holland
     ---------------------                             ----------------------

         Carol W. Sullivan                                   Dennis K Holland
--------------------------                        ---------------------------
Print Name                                        Print Name

Its:   Sr. V. P.                                  Its:   Sr. V. P.
    ----------------------                            -----------------------

                                    APPENDIX
                                    --------

                                 DEFINED TERMS
                                 -------------


     For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them:

     Acquisition Loan. A loan from Lender to Borrower in the amount of $11,367,000.00, $8,805,000.00 of which has been previously advanced to Borrower and the repayment of which is secured by the Mortgage, and the balance of which shall be advanced pursuant to the terms hereof in order to facilitate Borrower's acquisition of the Second Additional Property in an amount equal to the lesser of Two Million Five Hundred Sixty-two Thousand Dollars and No/100 ($2,562,000.00) or 100% of Borrower's cost to acquire the Property pursuant to that certain Purchase and Sale Agreement dated November 14, 2000, between Borrower, as purchaser, and Villas at Monterey Limited Partnership, a Florida limited partnership, as seller.

     Acquisition Note. The Amended, Restated and Consolidated Acquisition Promissory Note No. 4 from Borrower to Lender evidencing the Acquisition Loan dated of even date herewith, which is in the original principal amount of Three Million Seven Hundred Eighty-four Thousand Dollars and No/100 ($3,784,000.00).

     Advance. A disbursement by Lender of any of the proceeds of the Loan. Each Advance shall be for reimbursement to Borrower of amounts paid by Borrower through the date of such Advance in accordance with the Approved Budget.

     Affidavit of Borrower. A sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for amounts retained pursuant to the Construction Contract.

     Affiliate. Any Person that (i) directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with Borrower, Guarantor or (ii) any officer, director, member, or partner of Borrower or Guarantor or any relative of any of the foregoing. The term "Control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through ownership of voting securities, by contract or otherwise.

     Application for Advance.  A written application, in the form of Exhibit "A"
                                                                     -----------
attached hereto, by Borrower (and such other parties as Lender may require) to Lender specifying by name of, current address of, and amount owed to all independent third parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements and specifying those budgeted items which have been performed by Borrower's employees, requesting an Advance for reimbursement for the payment of such items, containing an Affidavit of Borrower, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender and Title Company may reasonably request.

     Approved Budget.  The budget attached as Exhibit "B" hereto, or such other
                                              -----------
budget as may be approved by Lender in writing, for the renovation of forty-two
(42) two-bedroom condominium units to
be used for timeshare purposes on the Property. The term Approved Budget shall also include any decreases or increases as permitted hereunder in accordance with Section 2.7 hereof.

     Approved Construction Schedule. The schedule and order of renovation and construction of the Improvements set forth in Exhibit "C" attached hereto, or
                                              -----------
such other schedule as may be approved by Lender in writing, and any modifications thereto permitted in accordance with Section 2.7.

     Approved Timeshare Document Filing Schedule. The schedule attached hereto as Exhibit "D", or such other schedule as may be approved by Lender in writing,
   -----------
for filing and approval of the timeshare public offering statement for the Resort with and by all Governmental Authorities for the sale of Interval Units and the operation of the Resort.

     Architect. Stanley Paul Hoelle, Architect, the architect for design of the plans and specifications for the Improvements.

     Architectural Contract. All written agreements between Borrower and Architect for architectural services pertaining to construction of the Improvements.

     Association.  The association created pursuant to the Declaration of CCRs.

     Borrower's Deposit. Such cash sums as Lender may deem necessary pursuant to Section 3.7 (for completion of repair or reconstruction of casualty or condemnation loss) or Section 1.7 (for budget increases or changes to the Plans).

     Completion. The substantial completion of the Improvements in accordance with the Approved Budget, the Approved Construction Schedule, the Construction Contract, the Architectural Contract and the Plans, as evidenced by (i) a certificate of occupancy (or its equivalent), if applicable, permitting legal occupancy thereof issued by the local Governmental Authorities with jurisdiction over construction of the Improvements, (ii) a certificate of the contractor in form and substance satisfactory to Lender regarding completion of the Improvements, and (iii) a certificate of the Inspecting Architects/Engineers in form and substance satisfactory to Lender.

     Construction Contract. All construction contracts executed by Borrower for the construction of the Improvements, including, without limitation, contracts between Borrower and Contractor.

     Contractor. The general contractor to be retained by Borrower for the construction of the Improvements. At least sixty (60) days prior to commencement of construction of the Improvements, Borrower shall submit to Lender for approval the Plans and the fully executed Assignment of Construction Contract substantially in the form attached as Exhibit "E" attached hereto or
                                               -----------
such other form as Lender may reasonably accept.

     Costs. All reasonable expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees for pre-trial, trial and appellate matters (including fees of Lender's inside counsel), receivers' fees, appraisers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Property, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, intangible taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale of the Property the true condition of the title to, or the value of, the Property.

     Debtor Relief Laws. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

     Declaration of CCRs. The term "Declaration of CCRs" shall mean collectively the Declaration of Covenants, Conditions and Restrictions for Ramada Vacation Suites, and any supplements, amendment, or modifications thereto to be created and recorded in the public records of Orange County, Florida governing the Property.

     Default. Any event which, with the giving of notice or the passage of time or both, would become an Event of Default.

     Event of Default.  Occurrence of any one of the following:

          (a) Any indebtedness evidenced, governed or secured by any of the Loan Documents is not paid within five (5) days of the date when due, whether by acceleration or otherwise.

          (b) Borrower's failure to maintain any of the Insurance Policies or any transfer of or lien or encumbrance imposed upon the Property or any part thereof or interest therein in violation of Sections 3.16 or 3.17 below or any other restriction on transfer or liens set forth in the Loan Documents.

          (c) Any covenant in this Agreement, other than matters governed by paragraphs (a) and (b) above, is not fully and timely performed, and Borrower does not cure such failure to perform for a period of thirty (30) days after written notice thereof from Lender to Borrower (provided, however, that if any such failure concerning a non-monetary covenant or condition is reasonably susceptible of cure but not within said thirty (30) day period, then no Event of Default shall be deemed to exist hereunder so long as Borrower commences such cure within said thirty (30) day period and diligently and in good faith pursues such cure to completion within ninety (90) days of said written notice from Lender to Borrower).

          (d) Any Default or Event of Default or any failure of Borrower to abide by the terms of or fulfill its obligations under this Loan Agreement and the other Loan Documents, after the passage of any applicable cure period set forth therein.

          (e) Any statement, representation or warranty in the Loan Documents, any Financial Statements or any other writing delivered to Lender in connection with the Loan is false, misleading or erroneous in any material respect.

          (f) Once construction has begun, the cessation of the construction of the Improvements for more than thirty (30) days without the written consent of Lender, unless such cessation is caused by strike, riot, shortage of materials or acts of God, provided that an Event of Default shall exist if such cessation continues for more than sixty (60) days for any reason.

          (g) Failure of the construction of the Improvements or any materials for which an Advance has been requested to substantially comply with the Plans, the Approved Budget, the Approved Construction Schedule, or any Governmental Requirements, which noncompliance is not cured to Lender's satisfaction within thirty (30) days after written notice from Lender to Borrower.

          (h) Completion of the Improvements or any element thereof has not occurred on the applicable Improvements Completion Date as set forth in the Approved Construction Schedule subject to strike, riot, shortage of materials, acts of God or other matters beyond the control of Borrower; provided, however, that an Event of Default shall exist if Completion is delayed for more than sixty (60) days for any reason beyond the Final Completion Date.

          (i)  The Borrower or Guarantor:

                (1) does not pay its debts as they become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or

                (2) commences any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws; or

                (3) in any involuntary case, proceeding or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws, (i) fails to obtain a dismissal of such case, proceeding or other action within sixty (60) days of its commencement, or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or

                (4) conceals, removes, or permits to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty (60) days from the date thereof; or

                (5) has a trustee, receiver, custodian or other similar official appointed for, or take possession of, all or any part of the Property or any other of its property or has any court take jurisdiction of any other of its property which continues for a period of sixty (60) days (except where a shorter period is specified in the immediately following subparagraph (6)); or

                (6) fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any property of such owner; or

                (7) fails to pay within thirty (30) days of issuance or entry any final money judgment, after appeal, and subject to Section 3.18 any tax, lien, or attachment in the amount of Fifty Thousand Dollars and No/100 ($50,000) or greater.

          (j) Title to all or any part of the Property (other than (i) obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new or (ii) personal property no longer necessary for the operation of the Property, provided removal of such personal property does not materially affect the value or operation of the Property) shall become vested in any party other than the Borrower, whether by operation of law or otherwise, except for the conveyance of Interval Units in the ordinary course of business and in accordance with this Loan Agreement and the other Loan Documents.

          (k) Borrower records or permits to be recorded against the Property a Notice of Limitation limiting future advances which may be made under the Mortgage.

          (l) Any default by Borrower under the documents and instruments evidencing and securing the Interval Receivables Loan after the passage of any applicable grace or cure period.

          (m) Failure by Borrower to meet the requirements of the Approved Timeshare Document Filing Schedule.

          (n) Failure of the Borrower or Guarantor to maintain the minimum tangible net worth as set forth in Section 3.20.

          (o) Failure of at least two of the following individuals, unless replaced in a timely manner with others who are reasonably acceptable to Lender, to remain the principal officers of Borrower with authority to make all material business decisions on behalf of Borrower: Jerome Cohen, Herb Hirsch, Jon Joseph, Gregg McMurtie and Carol Sullivan.

     Financial Statements. All financial statements, reports, summaries and other financial information delivered by Borrower to Lender as of the date of this Agreement.

     GAAP. Generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

     Governmental Authority. The United States of America, the state and county in which the Resort is located, and any other governmental authorities having jurisdiction over Borrower, Guarantor, the Property or the sale of Interval Units.

     Governmental Requirements. All Federal, State and local rules, regulations, ordinances, laws and statutes which affect the Property or Borrower's right to sell Interval Units.

     Guarantee. The Payment and Completion Guaranty executed by Guarantor to the Lender.

     Guarantor. Mego Financial Corp., a New York corporation.

     Improvements. The 162 condominium units to be sold as Interval Units, the Amenity Building, the parking area and pool area, and the Gate House, including the 42 two-bedroom condominium units as described in the Plans, the Approved Budget and the Approved Construction Schedule. References in this Loan Agreement to construction of Improvements means construction or renovation of the Improvements, as applicable.

     Improvements Completion Date. The deadline for Completion of each element of the Improvements as set forth on the Approved Construction Schedule.

     Inspecting Architects/Engineers. Such employees, representatives and agents of Lender or third parties, who will, from time to time, conduct inspections of the Property, review Borrower's compliance with this Loan Agreement and offer other services related thereto.

     Insurance Policies.  The following insurance policies:

          (a) All-risk builder's risk insurance during the construction of any Improvements, in an amount equal to 100% of the replacement cost of the Property, providing all-risk coverage on the Property and materials stored on the Property and elsewhere, and including the perils of collapse, water damage and, if requested by Lender, flood, sinkhole, earthquake, business interruption and other risks;

          (b) All-risk insurance on the Property until the Loan is paid in full, as determined by Lender, in the amount of at least 100% of the replacement cost of the Property or in such amounts as Lender may reasonably require, providing all-risk coverage on the Property, and, if requested by Lender, to include the perils of flood, earthquake, business interruption and other risks;

          (c) Comprehensive General Liability Insurance for owners and contractors, including blanket contractual liability, products and completed operations, personal injury (including employees), independent contractors and explosion, hazards for not less than Two Million Dollars and No/100 ($2,000,000.00) arising out of any one occurrence or in any increased amount reasonably required by Lender;

          (d) Workers' Compensation Insurance for contractors for statutory limits; and

          (e) Such other insurance, including but not limited to business interruption insurance, as Lender may reasonably require.

     All Insurance Policies shall be issued on forms and by companies reasonably satisfactory to Lender and shall be delivered to Lender or in the alternative, certificates of such insurance shall be delivered to Lender if such insurance is obtained through blanket policies of Borrower. All-risk Insurance Policies shall have loss made payable to Lender as mortgagee together with the standard mortgage clause in a form satisfactory to Lender. Comprehensive General Liability, Comprehensive Automobile Liability and Workers' Compensation coverages shall have a provision giving Lender thirty (30) days, prior notice of cancellation or material change of the coverage.

     Interest Rate. A floating rate per annum equal to the Base Rate plus four and twenty-five one hundredths percent (4.25%) (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in The Wall Street Journal for deposits maturing ninety (90) days
                -----------------------
after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

     Interval Receivables Loan. The financing arrangements entered into between Borrower and Lender whereby Lender is providing Borrower with financing for certain receivables of Borrower generated from Borrower's sale of Interval Units, which is evidenced by the Receivables Loan Agreement.

     Interval Release Payment. Mandatory payments in the amount calculated by dividing (i) the combined total outstanding balance of the Acquisition Loan and the Renovation Loan by (ii) the number of unsold Interval Units, and multiplying the result of the foregoing division by 1.25, per Interval Unit to be applied first to interest due and payable and then to the principal balance outstanding from time to time under the Acquisition Loan and the Renovation Loan to be paid upon the sale of each Interval Unit and applied to the outstanding balance of the Acquisition Loan and the Renovation Loan in such amounts as Lender may determine from time to time in Lender's sole discretion; provided, however, that Lender shall have the right to make adjustments from time to time to the Interval Release Payment amount in the event that Lender determines the Advances will not be fully repaid on or prior to the sale of eighty percent (80%) of the Interval Units. The sale of such Interval Units may be by (i) direct cash payment to Borrower, or (ii) installment purchase financed by Borrower or third parties. Upon the making of these Interval Release Payments and provided Borrower is not in default hereunder, Lender shall release such Interval Unit from the Mortgage.

     Interval Unit. The term "Interval Unit" shall have the same meaning as the term "Interval" in the Receivables Loan Agreement.

     Loan. The loan by Lender to Borrower, in the maximum amount of the Acquisition Loan and Renovation Loan, not to exceed, in the aggregate, the advance of (a) the lesser of (i) Eleven Million Three Hundred Sixty-seven Thousand Dollars and No/100 ($11,367,000.00), which amount includes the additional Acquisition Loan commitment of Two Million Five Hundred Sixty-two Thousand Dollars and No/100 ($2,562,000.00) being granted herein, or (ii) 100% of the cost of acquisition of the Property, plus (b) 100% of the costs of labor, materials, and services supplied for the construction of the Improvements and all other expenses incident to construction of the Property, as to each item only to the extent specified in the Approved Budget which amount shall not exceed a total of Five Million Nine Hundred Sixty-one Thousand Dollars and No/100 ($5,961,000.00) over the term of the Loan, and which amount includes the additional Renovation Loan commitment in the amount of One Million Four Hundred Thirty-eight Thousand Dollars and No/100 ($1,438,000.00) being granted herein, and shall not exceed the amount of Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000.00) outstanding at any one time. Notwithstanding the foregoing, if at any time the combined outstanding balance of the Acquisition Note, the Renovation Note and the promissory note given by Borrower to Lender pursuant to the Interval Receivables Loan shall exceed Thirty Million Dollars and No/100 ($30,000,000.00), or if the combined outstanding balance of the Acquisition Note and the Renovation Note shall exceed eighty-five percent (85%) of the actual cost of all land and improvements subject to the lien of the Mortgage, Borrower shall within five (5) business days after notice from Lender to Borrower pay to Lender such excess amount.

     Loan Documents. This Loan Agreement, the Mortgage, the Acquisition Note, the Renovation Note, the Guarantee, the financing statements, and such other instruments evidencing, securing, perfecting or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower, Guarantor, or any other party to Lender pursuant to this Loan Agreement, including, without limitation, each Affidavit of Borrower, each Application for Advance, and the Approved Budget.

     Maturity Date. April 30, 2003.

     Mortgage. That certain Mortgage, Assignment of Rents and Leases and Security Agreement dated March 29, 1996, and recorded in Official Records Book 5038, Page 3903, as modified by that certain Notice of Future Advance No. 1 dated December 23, 1997, that certain Mortgage Modification dated July 7, 1998, that certain Notice of Future Advance No. 2 dated October 19, 1999, that certain Notice of Future Advance No. 3 dated December 22, 1999, that certain Mortgage Modification and Spreader Agreement dated February 1, 2000, that certain Notice of Future Advance No. 4 dated February 1, 2000, that certain Notice of Future Advance No. 5 dated September 7, 2000, that certain Mortgage Modification and Spreader Agreement No. 2 dated of even date herewith and that certain Notice of Future Advance No. 6 dated of even date herewith, securing the payment of the Acquisition Note and Renovation Note, and the payment and performance of all obligations specified in the Mortgage and the Loan Documents, and evidencing a valid and enforceable lien on the Property.

     Permitted Exceptions. Those exceptions to and encumbrances on title to the Property which Lender has approved at the date of this Loan Agreement and which are described on Exhibit "F" hereto.
                 -----------

     Person. Any individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization.

     Plans. The final working drawings and specifications for the construction of the Improvements, which have been prepared by the Architect and approved by Lender and as may be modified pursuant to Section 1.7.

     POS. A public offering statement, permit, or other report covering the Resort that includes all information, documents, and exhibits that are required by the state or states where the Interval Units will be sold for the lawful sale and marketing of timeshare intervals.

     Property.  The land described in Exhibit "G" attached hereto and
                                      -----------
incorporated herein by reference, together with the Second Additional Property, and where the context requires shall also mean the Improvements and all other property constituting the "Property," as described in the Mortgage.

     Receivables Loan Agreement. That certain Loan and Security Agreement of even date herewith executed by Borrower and Lender with respect to the Interval Receivables Loan.

     Renovation Loan. A loan from Lender to Borrower to facilitate Borrower's construction and renovation of the Improvements in a cumulative aggregate amount not to exceed Five Million Nine Hundred Sixty-one Thousand Dollars ($5,961,000.00), which amount is inclusive of the additional commitment in the amount of One Million Four Hundred Thirty-eight Thousand Dollars ($1,438,000.00) being granted under the Renovation Loan hereby and all Advances made under the Renovation Loan prior to the date hereof, for construction and renovation; provided, however, at no time shall the principal balance outstanding under the Renovation Note exceed Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000.00).

     Renovation Note. The Second Amendment and Restatement of Amended, Restated and Consolidated Revolving Construction Promissory Note of even date herewith from Borrower to Lender in the original principal amount of Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000.00), which Renovation Note evidences the Renovation Loan.

     Resort. "Ramada Vacation Suites Orlando," a timeshare condominium developed by Borrower as a timeshare project on the Property.

     Second Additional Property. The land described in Exhibit "K" attached
                                                       -----------
hereto and incorporated herein by reference and where the context requires shall also mean the Improvements and all other property constituting a portion of the "Property" and located thereon.

     Survey. A current survey of the Property, including the Second Additional Property, meeting the standards of the American Land Title Association and certified by the surveyor to Lender in form and substance satisfactory to Lender, and if applicable, a recorded plat or map of the Property, as required by Lender, which such plat or map shall be approved and accepted by all Governmental Authorities having jurisdiction of the Property.

     Title Company.  First American Title Insurance Company.

                                   EXHIBIT A

                            APPLICATION FOR ADVANCE
                            -----------------------

DATE:___________________________

Heller Financial, Inc.
Attn: Portfolio Manager, Vacation Ownership Finance
500 West Monroe St., 30th Fl.
Chicago, Illinois 60661

     RE:  Loan No. 95-227

          $ ____________ credit facility described in that certain Amended and Restated Acquisition and Construction Loan Agreement (the "Acquisition Loan Agreement") between Heller Financial, Inc. ("Lender") and ___________________ ("Borrower")

Dear Sir or Madam:

     In accordance with the terms of the Acquisition Loan Agreement, Borrower wishes to obtain an Advance of $_______________________ on ___________________,
20____. All terms used herein, unless otherwise specified, shall have the meanings assigned in the Acquisition Loan Agreement. In order to induce Lender to make such Advance, Borrower hereby represents and warrants to Lender:

          1. No Event of Default has occurred, and no event which, with the passage of time or notice or both, would constitute an Event of Default has occurred or will occur as a result of the Advance requested herein.

          2. The representations and warranties contained in the Acquisition Loan Agreement are true, correct and complete in all material respects to the same extent as though made on the date of the Acquisition Loan Agreement except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the schedules or exhibits as a result of any subsequent disclosures made by Borrower in writing to and approved by Lender.

          3. Borrower is in compliance with each and every one of its covenants, agreements and obligations under the Loan Agreement.

          4. Borrower has no defenses or offsets with respect to the payment of any amounts due Lender.

          5.  Lender has performed all of its obligations to Borrower.

                              BORROWER:


                              By: _________________________________

                              Its: _________________________________

                                   EXHIBIT B


                                APPROVED BUDGET
                                ---------------

                                   EXHIBIT C


                         APPROVED CONSTRUCTION SCHEDULE
                         ------------------------------


1. Commence Construction of First twelve (12) (Building G) units on or before thirty (30) days after the date of this Agreement (the "Commencement Date").

2. First twelve (12) (Building G) units to be completed on or before 90 days after the Commencement Date.

3. Second eighteen (18) (Building F) units to be completed on or before 120 days after the Commencement Date.

4. Last twelve (12) (Building E) units to be completed on or before 180 days after the Commencement Date (the "Final Completion Date").

                                   EXHIBIT D


                  APPROVED TIMESHARE DOCUMENT FILING SCHEDULE
                  -------------------------------------------


I. Completed drafts of the proposed, revised public offering statement incorporating the portion of the Resort located within the Second Additional Property, including any proposed material amendment to the Declaration of CCRs (collectively, the "POS Amendments"), shall be delivered to Lender for review and approval on or before sixty (60) days after the date of this Agreement.

II. Borrower shall provide redrafts of the POS Amendments including all exhibits thereto, to Lender for final review within fifteen (15) days of receipt of Lender's comments.

III. Borrower within ten (10) days of receipt of final approval of the POS Amendments from Lender and completion of the renovation shall file the POS Amendments with the Florida Division of Land Sales, Condominiums and Mobile Homes, Bureau of Timeshare.

IV. Borrower shall obtain final approval of the POS Amendments no later than sixty (60) days following submission to the Florida Division of Land Sales, Condominiums and Mobile Homes, Bureau of Timeshare.

                                   EXHIBIT E


                  FORM OF ASSIGNMENT OF CONSTRUCTION CONTRACT
                  -------------------------------------------

                                   EXHIBIT F


                             PERMITTED EXCEPTIONS
                             --------------------

                                  EXHIBIT G


                             PROPERTY DESCRIPTION
                             --------------------

                                   EXHIBIT H


                             LITIGATION DISCLOSURE
                             ---------------------

                                   EXHIBIT I


                             APPROVED TRANSACTION
                             --------------------

                                   EXHIBIT J


                           SUBORDINATED OBLIGATIONS
                           ------------------------

                                   EXHIBIT K


                    SECOND ADDITIONAL PROPERTY DESCRIPTION
                    --------------------------------------

                                                                 Loan No. 95-227

THIS AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 4 AMENDS, RESTATES AND CONSOLIDATES (a) THAT CERTAIN AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 3 DATED SEPTEMBER 7, 2000, IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,121,600.00, OF WHICH $1,222,000 IS OUTSTANDING AS OF THE DATE HEREOF, AND (b) THAT CERTAIN FUTURE ADVANCE ACQUISITION PROMISSORY NOTE NO. 5 OF EVEN DATE HEREWITH, IN THE PRINCIPAL AMOUNT OF $2,562,000.00, THE ORIGINALS OF WHICH ARE ATTACHED HERETO. ALL DOCUMENTARY STAMP TAX DUE ON THE ATTACHED AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 3 DATED SEPTEMBER 7, 2000, IN THE PRINCIPAL AMOUNT OF $3,121,600.00 HAS BEEN PAID AND AFFIXED TO THE ORIGINAL MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT DATED MARCH 29, 1996, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5038, PAGE 3903, NOTICE OF FUTURE ADVANCE NO. 2 DATED OCTOBER 19, 1999, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5868, PAGE 14, NOTICE OF FUTURE ADVANCE NO. 3 DATED DECEMBER 22, 1999, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5298, PAGE 4171, NOTICE OF FUTURE ADVANCE NO. 4 DATED FEBRUARY 1, 2000, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 5945, PAGE 3125 AND NOTICE OF FUTURE ADVANCE NO. 5 DATED SEPTEMBER 7, 2000, AND RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AT OFFICIAL RECORDS BOOK 6086, PAGE 1136. ALL DOCUMENTARY STAMP TAX DUE ON THE ATTACHED FUTURE ADVANCE ACQUISITION PROMISSORY NOTE NO. 5 OF EVEN DATE HEREWITH, IN THE PRINCIPAL AMOUNT OF $2,562,000.00 HAS BEEN PAID AND AFFIXED TO THE NOTICE OF FUTURE ADVANCE NO. 6 OF EVEN DATE HEREWITH TO WHICH REFERENCE IS MADE HEREIN. NO DOCUMENTARY STAMP TAX OR INTANGIBLES TAX IS DUE ON THIS AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 4.

                      AMENDED, RESTATED AND CONSOLIDATED
                       ACQUISITION PROMISSORY NOTE NO. 4


                                                                   April 5, 2001
$__________                                                        -------


     THIS AMENDED, RESTATED AND CONSOLIDATED ACQUISITION PROMISSORY NOTE NO. 4 amends, restates and consolidates in their entirety the following described promissory notes as are described in that certain Amended and Restated Acquisition and Construction Loan Agreement of even date herewith as subsequently amended, made by Preferred Equities Corporation, a Nevada corporation, to Heller Financial, Inc.: (i) that certain Amended, Restated and Consolidated Acquisition Promissory Note No. 3 dated September 7, 2000, in the original principal amount of $3,121,600.00 and (ii) that certain Future Advance Acquisition Promissory Note No. 5 of even date herewith, in the principal amount of $2,562,000.00; ((i) and (ii) being jointly referred to as the "Original Notes"). Pursuant to that certain Amended and Restated Acquisition and Construction Loan Agreement between Holder and Maker of even date herewith, Maker hereby executes and delivers to Holder this Amended, Restated and

Consolidated Acquisition Promissory Note No. 4 which amends, restates and consolidates the Original Notes, as follows:

1.   Promise to Pay.
     --------------

     FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of Three Million Seven Hundred Eight-four Thousand Dollars and No/100 ($3,784,000.00), together with all other amounts added thereto pursuant to this Note (the "Loan") (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 500 West Monroe Street, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

     The repayment of the Loan evidenced by this Note is secured by among other things (i) that certain Mortgage, Assignment of Rents and Security Agreement dated March 29, 1996 (the "Mortgage") recorded in the Public Records of Orange County, Florida at Official Records Book 5038, Page 3903, encumbering, among other things, the property commonly described as Ramada Vacation Suites at Tango Bay located in Orange County, Florida (the "Property"), and (ii) that certain Interval Receivables Loan and Security Agreement dated March 28, 1996 (the "Receivables Security Agreement") pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Interval Units and other Collateral described therein. This Note, the Second Amendment and Restatement of Amended, Restated and Consolidated Revolving Renovation Promissory Note of even date herewith (the "Renovation Note"), the Mortgage, the Amended and Restated Acquisition and Construction Loan Agreement of even date herewith (the "Loan Agreement") and any other documents evidencing or securing the Loan or executed in connection therewith, and any amendment, modification, consolidation, notification under, renewal or extension of any of the foregoing are collectively called the "Loan Documents."

     This Note has been issued pursuant to the Loan Agreement, and all of the terms, covenants and conditions of the Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.   Principal and Interest.
     ----------------------

     So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding, and Maker shall pay interest thereon, at a floating rate of interest per annum equal to four and one-quarter percent (4.25%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in the Wall Street Journal for deposits maturing ninety (90) days after
           -------------------
issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

3.   Payment.
     -------

     Commencing on May 1, 1996, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month during the term of this Note.

     Concurrently with Maker's sale of any Interval Unit (as defined in the Loan Agreement), Maker shall pay to Holder the Interval Release Payment (as defined in the Loan Agreement) with respect to such Interval Unit. The portion of the Interval Release Payment designated as set forth in the Loan Agreement to be applied to the Acquisition Commitment shall be applied first to accrued but unpaid interest which is past due hereunder, if any, and then to the outstanding principal balance of this Note. The balance of the Interval Release Payment shall be applied as set forth in the Renovation Note.

     The outstanding principal balance of this Note together with all accrued interest shall be due and payable on or before April 30, 2003, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date"). This Note is subject to mandatory payments in whole or in part as provided in Section 3.1 of the Loan Agreement as amended from time to time.

4.   Prepayment.
     ----------

     Maker may prepay this Note in full or in part upon not less than three (3) days prior written notice to Holder.

     Not in limitation of any mandatory prepayment requirements under the Loan Agreement, if, at any time, the outstanding aggregate principal balance under
(i) this Note; (ii) the Renovation Note; and (iii) that certain First Amendment and Restatement of Amended, Restated and Increased Receivables Promissory Note No. 1 of even date herewith, between Holder and Maker in the maximum principal amount of $30,000,000.00 (the "Receivables Note") exceeds the aggregate amount of $30,000,000.00, such excess amount shall be due and payable by Maker to Holder within five (5) business days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal of any of the referenced notes in any manner or amount that Holder determines.

5.   Default.
     -------

     5.1  Events of Default.
          -----------------

     Events of Default hereunder shall be those set forth in the Loan Agreement.

     5.2  Remedies.
          --------

     So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgage or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may pursue every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

     If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Mortgage or any of the Loan Documents; (iv) to foreclose the Mortgage or enforce any security interests under the Loan Documents; (v) to represent Holder in any other proceedings whatsoever in connection with the Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.   Late Charge.
     -----------

     If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of ten
(10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

7.   Governing Law: Severability.
     ---------------------------

     This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.   Waiver.
     ------

     Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns, and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder regarding obligations of guarantors, endorsers or sureties with respect to the payment of other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.   Security, Application of Payments.
     ---------------------------------

     This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payment will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.  Miscellaneous.
     -------------

     10.1   Amendments.
            ----------

     The Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

     10.2   Lawful Rate or Interest.
            -----------------------

     In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest
     ---- -----
lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

     10.3   Captions.
            --------

     The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     10.4   Notices.
            -------

     Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

     10.5   Joint and Several.
            -----------------

     The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

     10.6   Time of Essence.
            ---------------

     Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.  Sale of Loan.
     ------------

     Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage, the Loan Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder.

12.  Venue.
     -----

     MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE LOAN AGREEMENT PROVIDED, HOWEVER, IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

13.  Jury Trial Waiver.
     -----------------

     MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                      MAKER:

                                      PREFERRED EQUITIES CORPORATION, a Nevada corporation


                                      By:  /s/ Carol W. Sullivan
                                           ------------------------------
                                               Carol W. Sullivan


                                      Its: Sr. V. P.
                                           ------------------------------

This instrument prepared by
and return to:

ROSEMARY O'SHEA, ESQ.
BAKER & HOSTETLER LLP
2300 Sun Bank Center
200 South Orange Avenue
Post Office Box 112
Orlando, Florida  32802
(407) 649-4000



               MORTGAGE MODIFICATION AND SPREADER AGREEMENT NO. 2

          This Mortgage Modification and Spreader Agreement No. 2
("Modification"), dated as of the 6/th/ day of April 2001, is made by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Mortgagor") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, and HELLER FINANCIAL, INC., a Delaware corporation ("Mortgagee"), whose address is 500 West Monroe Street, 17th Floor, Chicago, Illinois 60661.

                                   Recitals:
                                   ---------

     A. Mortgagor and Mortgagee entered into that certain Amended and Restated Acquisition and Construction Loan Agreement of even date herewith (the "Loan Agreement"), the terms and provisions of which are incorporated herein by reference; and

     B. Pursuant to the Loan Agreement, Mortgagor executed and delivered to Mortgagee that certain Mortgage, Assignment of Rents and Leases and Security Agreement dated March 29, 1996, and recorded in Official Records Book 5038, Page 3903, as modified by that certain Notice of Future Advance No. 1 dated December 23, 1997, that certain Mortgage Modification dated July 7, 1998, that certain Notice of Future Advance No. 2 dated October 19, 1999, that certain Notice of Future Advance No. 3 dated December 22, 1999, that certain Notice of Future Advance No. 4 dated February 1, 2000, that certain Mortgage Modification and Spreader Agreement dated February 1, 2000, that certain Notice of Future Advance No. 5 dated September 7, 2000 and that certain Notice of Future Advance No. 6 of even date herewith, all recorded in the Public Records of Orange County, Florida (collectively, the "Mortgage") encumbering the real and personal property described in the Mortgage ("Property"); and

     C. Pursuant to the Loan Agreement, the Acquisition Commitment was amended to be increased by and include, among other amounts, an additional Two Million Five Hundred Sixty-two Thousand Dollars and No/100 ($2,562,000.00) for the purpose of acquiring additional condominium units (the "Additional Units") adjacent to the existing Resort Property for the development of additional timeshare units, and the Renovation Commitment was amended thereby to be increased by and include an additional One Million Four Hundred Thirty-eight Thousand Dollars and No/100 ($1,438,000.00) (jointly, the "Increased Commitments") for the purpose of construction and renovation of the Additional Units; and

     D. In partial satisfaction of the conditions precedent to the advance of funds by Mortgagee to Mortgagor under the Increased Commitments, Mortgagor desires spread the lien of the Mortgage to encumber the Second Additional Property, as set forth herein.

          In consideration of the promises in this Modification, and the sum of ten dollars ($10.00), the receipt and sufficiency of which are acknowledged hereby, the parties agree as follows:

          1. The above recitals are true and correct and incorporated herein by reference.

          2. Mortgagor does hereby mortgage, convey, assign, warrant, transfer, pledge and grant to Mortgagee all of Mortgagor's right, title and interest in and to the following described property and all proceeds thereof (collectively, the "Second Additional Property") all of which shall be deemed and addition to and a part of the Property as such term is defined in the Mortgage, and the lien of the Mortgage upon which shall secure the payment and performance, as applicable, of all the terms, covenants, duties, obligations and conditions set forth in the Mortgage:

          A.  The real estate described on Exhibit A attached hereto (hereafter
                                           ---------
deemed a part of the Land);

          B. All of the following (hereafter collectively deemed a part of the Improvements): all buildings, improvements and fixtures now or in the future located or to be constructed on the Land; all machinery, appliances, equipment, furniture, fixtures and all other personal property of every kind or nature located in or on, or attached to, or used or to be used in connection with the Land, the buildings, improvements or fixtures located thereon; all building materials and goods procured for use or in connection with the foregoing; and all additions, substitutions and replacements to any of the foregoing;

          C. To the extent assignable, all plans, specifications, architectural renderings, drawings, soil test reports, and other reports or examination or analysis of the Land or the Improvements;

          D. All easements, rights-of-way, water courses, mineral rights, water rights, air rights and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto (hereafter deemed a part of the Appurtenances);

          E. All agreements permitting the use or occupancy of the Land and/or Improvements now or hereafter entered into (hereafter deemed a part of the Leases) and all proceeds from the sale of any interest in the Land and/or Improvements, including without limitation proceeds from the sale of Interval Units (as defined in the Loan Agreement) which have not been released from the Mortgage, rents, prepayments, security deposits, termination payments, royalties, profits, issues and revenues from the Land and/or Improvements from time to time accruing under the Leases (hereafter deemed to be a part of the Rents), reserving to Mortgagor, however, so long as no Event of Default has occurred under the Mortgage, the right to receive and apply the Rents in accordance with the terms and conditions of Section 7 of the Mortgage;

          F. All claims, demands, judgments, insurance proceeds, refunds, reserves, deposits, rights of action, awards of damages, compensation, settlements and other rights to the payment of money hereafter made resulting from or relating to (i) the taking of the Land or the Improvements or any part thereof under the power of eminent domain, (ii) any damage (whether caused by such taking, by casualty or otherwise) to the Land, Property, Improvements or Appurtenances or any part thereof, or (iii) the ownership or operation of the Property;

          G. To the extent assignable, all contracts for the sale of Interval Units not released in accordance with the Mortgage, management contracts and resort affiliation or exchange club agreements executed by Mortgagor, permits, certificates, insurance policies (as related to the Land and the Improvements), logos, trademarks, tradenames, copyrights, licenses, approvals, other contracts, purchase and sale agreements, purchase options, entitlements, development rights and authorizations, however characterized, issued or in any way furnished for or for the benefit of the acquisition, construction, development, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties, guaranties and Mortgagor's rights as declarant, developer, owner or otherwise under governing documents or restrictive covenants affecting the Property whether now or hereafter existing;

          H. All accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, goods, and equipment arising from or located on the Land or Improvements and all books and records relating to the foregoing;

          I. Any monies on deposit with or for the benefit of Mortgagee, including deposits for the payment of real estate taxes and any cash collateral account;

          J. All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements, Appurtenances or any other property described in the preceding granting clauses; and

          K. Any and all after-acquired right, title or interest of Mortgagor in and to any property described in the preceding granting clauses. Any other provision hereof to the contrary notwithstanding, the Property does not include any Interval Unit released from the Mortgage, or, subject to Lender's Funding Option as set forth in the Amended and Restated Interval Receivables Loan and Security Agreement of even date herewith, the proceeds of any sale thereof, or any instrument or agreement evidencing or securing the same or executed in connection therewith.

          TO HAVE AND TO HOLD the Second Additional Property and all parts thereof together with the rents, issues, profits and proceeds thereof, unto Mortgagee to its own proper use, benefit, and advantage forever, subject, however, to the terms, covenants, and conditions of the Mortgage.

          3. This Modification shall be binding on the successors and assigns of the parties.

          4. All capitalized terms not defined herein shall be given the meanings assigned thereto in the Mortgage, and if not defined therein then as defined in the Loan Agreement.

          In witness whereof, Mortgagor and Mortgagee have caused this Modification to be executed the day and year first written above.


                                          "MORTGAGOR"


                                          PREFERRED EQUITIES CORPORATION,
                                          a Nevada corporation

/s/ Mark Prasse
-----------------------
Witness
Mark Prasse                               By: /s/ Carol W. Sullivan
-----------------------                      ----------------------
Print Name

/s/ Linda DeGirolamo                         Carol W. Sullivan
-----------------------                   -------------------------
Witness                                   Print Name

Linda DeGirolamo
-----------------------
Print Name                                Its: Sr. V.P.
                                              ---------------------


                                                   [SEAL]



                                          "MORTGAGEE"

                                          HELLER FINANCIAL, INC.


/s/ M Fonsera
------------------------
Witness
MARIA FONSERA                             By: /s/ Dennis K. Holland
------------------------                     ----------------------
Print Name
Valerie Boulden                               DENNIS K. HOLLAND
-----------------------                   -------------------------
Witness                                   Print Name
Valerie Boulden
-----------------------
Print Name                                Its: Sr. V.P.
                                              ---------------------

                                                   [SEAL]

STATE OF NEVADA        )
         -----------
                       )  SS.
COUNTY OF CLARK        )
          ----------

     The foregoing instrument was acknowledged before me this 5 day of APRIL,
                                                              -        -----
2001, by CAROL W. SULLIVAN, as SR. V.P. of PREFERRED EQUITIES CORPORATION, a
         -----------------     --------
Nevada corporation, on behalf of the corporation. He/She is personally known to me or has produced NEVADA DL identification.
                   ---------

                                        Syonia L. Garcia
                                        --------------------------------
                                        (Notary Signature)

          (NOTARY SEAL)                 Syonia L. Garcia
                                        --------------------------------
                                        (Notary Name Printed)
                                        NOTARY PUBLIC

                                        Commission No. 00-64553-1
                                                      ------------------


STATE OF ILLINOIS      )
         -----------
                       )  SS.
COUNTY OF COOK         )
          ----------


     The foregoing instrument was acknowledged before me this 10th day of ----------------------, 2001, by _________________, as _______________________
Heller Financial, Inc., a Delaware corporation, on behalf of the corporation. He/She is personally known to me or has produced _______________ as identification.


                                        Jacqueline L. Taylor
                                        --------------------------------
                                        (Notary Signature)

          (NOTARY SEAL)
                                        ________________________________
                                        (Notary Name Printed)
                                        NOTARY PUBLIC
                                        Commission No.__________________

Loan No. 95-227

                             AMENDED AND RESTATED
                             --------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement") dated April 6, 2001, is made by and between Preferred Equities Corporation, a Nevada corporation ("Borrower"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, and Heller Financial, Inc., a Delaware corporation ("Lender"), whose address is 500 West Monroe Street, 30th Floor, Chicago, Illinois 60661.

                                   RECITALS
                                   --------

     A. This Agreement amends and restates in its entirety that certain Interval Receivables Loan and Security Agreement dated as of March 28, 1996, as amended by that certain Amendment to Interval Receivables Loan and Security Agreement dated December 23, 1997, that certain Second Amendment to Interval Receivables Loan and Security Agreement dated July 7, 1998, that certain Amendment No. 2 to Interval Receivables Loan and Security Agreement dated March 1, 1999, and that certain Fourth Amendment to Interval Receivables Loan and Security Agreement dated December 22, 1999, by and between Borrower and Lender.

     B. Borrower desires Lender to extend a secured credit facility to Borrower in accordance with the terms of this Agreement.

     C. Borrower's obligations under the Loan Documents will be secured inter alia by a security interest in certain Notes Receivable.

     D. Mego Financial Corp., a New York corporation ( "Guarantor") shall guaranty all of the obligations of Borrower to Lender under the Loan Documents.

     E. All capitalized terms used herein shall have the meanings ascribed thereto in the Appendix attached hereto and made a part hereof by this reference.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, Borrower and Lender agree as follows:

                             SECTION 1 - THE LOAN
                             -------  -----------

     1.1  Loan.
          ----

          (a)  Availability. During the Revolving Period, Lender shall make
               ------------
Advances to Borrower not in excess of Availability provided that Borrower satisfies all conditions set forth in Section 3 hereof. Advances shall be (a) in minimum amounts of $100,000 each, and (b) made no more frequently than four (4) times each month nor more than one (1) time each week; provided, however, that, subject to Availability, any request for an Advance of less than $100,000 or for any Advance in excess of the number of Advances permitted in any week or month shall be honored by Lender if accompanied by payment to Lender of a fee (the "Service Charge") of $3,000 for each such Advance. Except in connection with a prepayment mandated under Section 1.5(b)(i) below, any amounts repaid during the Revolving Period may be reborrowed during the Revolving Period.

          (b)  Excess Availability. Lender shall make Advances of Excess
               -------------------
Availability to Borrower not more often than once per month and within fifteen
(15) days of Borrower's delivery to Lender of written request therefor accompanied by Monthly Reports evidencing such Excess Availability to Lender's satisfaction.

     1.2  Term. The term of the Loan shall expire on the last day of March,
          ----
2006.

     1.3  Interest Rate. The outstanding principal balance of the Loan together
          -------------
with all other Indebtedness shall bear interest at the Interest Rate; provided, however, that after the occurrence of an Event of Default the Loan will bear interest at the Default Rate.

     1.4  Payments.
          --------

          (a)  Monthly Payments. All funds collected by the Lockbox Agent from
               ----------------
the Financed Notes Receivable shall be paid to Lender at least weekly pursuant to the Lockbox Agreement, and applied in the following order: first to the payment of costs and expenses incurred by Lender in collecting any amounts due in connection with the Loan; second, to the payment of accrued but unpaid interest on the Loan; and thereafter to the reduction of the principal balance of the Loan. If the funds received by Lender from the Lockbox Agent with respect to any month are insufficient to pay interest in full, Borrower shall pay the difference to Lender within five (5) days of written notice from Lender. Payments received by Borrower directly from any Purchaser shall be delivered to the Lockbox Agent within two (2) Business Days.

          (b)  Final Payment. The Indebtedness shall be payable in full on the
               -------------
Maturity Date.

     1.5  Prepayments.
          -----------

          (a)  Voluntary Prepayments. Prepayments of the Loan (i) shall not be
               ---------------------
permitted during the Revolving Period, and (ii) may be made in whole, but not in part, upon five (5) days prior written notice to Lender at any time after the end of the Revolving Period upon payment of the applicable Prepayment Premium (whether such prepayment results from voluntary payments by Borrower, acceleration, or otherwise); provided, however, that payments or prepayments of Financed Notes Receivable made by Purchasers shall not violate this Section 1.5(a), no Prepayment Premium shall be payable as a result of any such payment by Purchasers and no voluntary prepayment of the Loan, whether in whole or in part, shall occur prior to the full repayment of the Acquisition and Construction Loan.

          (b)  Mandatory Prepayments.
               ---------------------

               (i)   Excess Outstandings. If at any time the outstanding
                     -------------------
principal balance of the Loan exceeds the Maximum Exposure, Borrower shall, within five (5) Business Days after notice, either (A) prepay the Loan in an amount necessary to reduce the principal balance of the Loan, or (B) deliver to Lender such additional or replacement Eligible Notes Receivable, in either event such that the remaining outstanding principal balance of the Loan is equal to or less than the Maximum Exposure. If at any time the combined outstanding balance due to Lender under the Acquisition and Construction Loan and the Loan exceeds $30,000,000.00, Borrower shall, within five (5) Business Days after notice prepay the Loan in an amount necessary to reduce the foregoing balance due to Lender to an amount equal to or less than $30,000,000.00.

               (ii)  Ineligible Financed Note Receivable. If at any time after
                     -----------------------------------
the expiration of the Revolving Period a Financed Note Receivable ceases to be an Eligible Note Receivable, Borrower shall, within five (5) Business Days after notice, and in accordance with Lender's instructions designating one of the following courses of action chosen by Lender in Lender's sole discretion, either (A) prepay the Loan in an amount equal to the balance due under such Financed Note Receivable, or (B) deliver to Lender one (1) or more Eligible Notes Receivable having an outstanding aggregate principal balance equal to or in excess of the outstanding principal balance of such Financed Note Receivable. Thereafter, at Borrower's request Lender shall return such ineligible Note Receivable to Borrower and, within five (5) days of Lender's receipt from Borrower of a completed assignment relating to such Note Receivable and the Mortgage securing the same, in form acceptable to Lender substantially in the form attached hereto as Exhibit A, Lender shall execute such instrument
                               ---------
and return it to Borrower.

               (iii) No Prepayment Premium. No Prepayment Premium shall be due
                     ---------------------
in connection with any mandatory prepayment made in accordance with Sections 1.5(b)(i) or (ii) above.

     1.6  Commitment Fee. The Commitment Fee has been fully earned by Lender.
          --------------
Borrower has agreed to pay Lender, in addition to amounts previously paid to Lender, an additional Commitment Fee in the amount of $105,000.00, which shall be due and payable in the amount of $25,000.00 upon the date hereof, with the balance of $80,000.00 payable in four (4) installments of $20,000.00 each, due and payable on the thirtieth (30th), sixtieth (60th), ninetieth (90th) and one-
hundred twentieth (120th) days hereafter.   Borrower hereby authorizes Lender to
advance any such sum to itself which may be due and payable at the time of any Advance.

                            SECTION 2 - COLLATERAL
                            -------  -------------

     2.1  Grant of Security Interest. To secure the payment and performance of
          --------------------------
the Indebtedness, Borrower does hereby unconditionally and irrevocably assign, pledge and grant to Lender a first priority continuing security interest and lien in and to the right, title and interest of Borrower in the following property of Borrower, whether now owned or existing or hereafter acquired regardless of where located (collectively, the "Collateral"):

          (a)  The Financed Notes Receivable;

          (b)  The Mortgages and Purchase Documents;

          (c) All rights of Borrower, its Affiliates, successors or assigns, as relates to any Interval which is the subject of a Financed Note Receivable;

          (d) All deposits, accounts, accounts receivable, general intangibles and other receivables arising under or in connection with the Pledged Documents, together with all payments, privileges and benefits arising out of the enforcement thereof, and all funds held in any deposit accounts related to any of the Financed Notes Receivable;

          (e)  All policies of title insurance related to the Mortgages;

          (f) All documents, instruments, pledged assets and chattel paper relating to the Pledged Documents and the other properties and rights described as Collateral herein;

          (g) All cash and other monies and property of Borrower in the possession or under the control of Lender;

          (h) All books, records, ledger cards, files, correspondence, computer tapes, disks and software relating to the Pledged Documents or any other Collateral described herein;

          (i) All management, marketing, servicing, maintenance or other similar contracts for the Resort; and

          (k) All proceeds, extensions, amendments, additions, improvements, betterments, renewals, substitutions and replacements of the foregoing.

     2.2  Upgraded Notes Receivable. Notwithstanding anything to the contrary
          -------------------------
set forth in this Agreement, Borrower may, upon five (5) days' prior written notice to Lender, supplement or replace Financed Notes Receivables with Upgraded Notes Receivable without Lender's prior consent so long as no Event of Default exists and is continuing. Upon the replacement of a Financed Note Receivable with an Upgraded Note Receivable, the replaced Note Receivable shall be deemed "ineligible" and shall be returned to Borrower in accordance with the provisions of Section 1.5(b)(ii).

     2.3  Security Agreement. This Agreement shall be deemed a security
          ------------------
agreement as defined in the Code, and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be cumulative and be as prescribed (a) herein, or (b) by general law, or (c) as to such part of the Collateral which is also reflected in any filed financing statement, by the specific provisions of the Code now or hereafter enacted, all at Lender's sole election.

                 SECTION 3 - CONDITIONS PRECEDENT TO ADVANCES
                 -------  -----------------------------------

     The obligation of Lender to make Advances is subject to satisfaction of all of the conditions set forth below.

     3.1  Closing Deliveries.  Lender shall have received, in form and substance
          ------------------
satisfactory to Lender, all documents, instruments and information identified on the Closing Checklist heretofore delivered by Lender to Borrower, other than items designated thereon by Lender as post-closing items, including, without limitation, executed legal opinions, issued by counsel acceptable to Lender, in form and content acceptable to Lender substantially in the form attached hereto as Exhibit B.
   ---------

     3.2  Deliveries Prior to Each Advance. Prior to each Advance, Lender shall
          --------------------------------
have received all documents, instruments and information identified on Schedule 3.2, including, but not limited to, the average score based on FICO guidelines calculated on a sample drawn by Lender from all the accounts submitted with each Request for Advance. Requests for Advance shall be made at least five (5) Business Days prior to the requested date of disbursement and shall be in the form of Exhibit C hereto.
        ---------

     3.3  Security Interests. Lender shall have received satisfactory evidence
          ------------------
that all security interests and liens granted to Lender pursuant to this Agreement or the other Loan Documents have been duly perfected and constitute first priority liens on the Collateral.

     3.4  Representations and Warranties. The representations and warranties
          ------------------------------
contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of the date of funding of the Advance except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made by Borrower to Lender after the date hereof and approved by Lender.

     3.5  No Default. No Event of Default shall have occurred.
          ----------

     3.6  Performance of Agreements. Borrower shall have performed in all
          -------------------------
material respects all agreements (including, without limitation, those relating to the Acquisition and Construction Loan), paid all fees, costs and expenses and satisfied all conditions which any Loan Document provides shall be paid or performed by it as of such date.

     3.7  Governmental Approvals. Borrower shall have obtained all approvals,
          ----------------------
licenses, permits and consents for (a) Borrower's operation of that portion of the Resort then open and (b) the sale of Intervals which are the subject of any requested Advance.

              SECTION 4 - GENERAL REPRESENTATIONS AND WARRANTIES
              -------  -----------------------------------------

     Borrower hereby represents and warrants to Lender as follows, which representations and warranties shall remain true throughout the term of the
Loan:

     4.1  Existence. Borrower is a corporation duly formed, validly existing and
          ---------
in good standing under the laws of the State of Nevada with its principal place of business at 4310 Paradise Road, Las Vegas Nevada 89109. Borrower is in good standing under the laws of the State of Nevada and is authorized to transact business in the State of Florida. In the event Borrower moves its principal place of business, Borrower shall provide Lender with at least thirty (30) days prior notice and thereafter shall prior to such relocation provide Lender at Borrower's expense with such modified Loan Documents or additions thereto as may be required by Lender to continue Lender's perfected security interests hereunder.

     4.2  Authorization and Enforceability.
          --------------------------------

          (a)  Execution. The Loan Documents have been duly authorized, executed
               ---------
and delivered and constitute the duly authorized, valid and legally binding obligations of Borrower, enforceable against Borrower and the other parties signatory thereto (other than Lender) in accordance with their respective terms.

          (b)  Other Agreements. The execution, delivery and compliance with the
               ----------------
terms and provisions of the Loan Documents will not (i) to the best of Borrower's knowledge, violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity, or (ii) conflict or be inconsistent with, or result in any default under, any material contract, agreement or commitment to which Borrower is bound.

     4.3  Financial Statements and Business Condition. Borrower's and
          -------------------------------------------
Guarantor's financial statements fairly present the respective financial conditions and (if applicable) results of operations of Borrower and Guarantor as of the date or dates thereof and for the periods covered thereby. All such financial statements, other than those prepared on behalf of a natural person, if any, were prepared in accordance with GAAP except that quarterly statements are subject to year-end adjustments and may not contain footnotes. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Borrower or Guarantor from the financial conditions shown in their respective financial statements. Borrower is able to pay all of its debts as they become due, and Borrower shall maintain such solvent financial condition, giving effect to all obligations, absolute and contingent, of Borrower. Borrower's obligations under this Agreement and under the Loan Documents will not render Borrower unable to pay its debts as they become due. The present fair market value of Borrower's assets is greater than the amount required to pay its total liabilities.

     4.4  Taxes. All ad valorem taxes and other taxes and assessments against
          -----
the Resort and the Collateral that are currently due and payable have been paid and there exist no delinquent or past due amounts, and Borrower knows of no basis for any additional taxes or assessments against the Resort or the Collateral. Borrower has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable. Borrower shall collect and pay any applicable sales or rental tax respecting the sale or rental of any Intervals.

     4.5  Litigation and Proceedings. Except as disclosed in Schedule 4.5
          --------------------------
attached hereto, there are no actions, suits, proceedings, orders or injunctions pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower, Guarantor, the Timeshare Association or any Affiliate, at law or in equity, or before or by any governmental authority. Neither Borrower nor Guarantor has received any notice from any court or governmental authority alleging that such Person or any Affiliate or the Timeshare Association has violated the Timeshare Act, any of the rules or regulations thereunder, or any other applicable laws.

     4.6  Licenses and Permits. Borrower possesses all requisite franchises,
          --------------------
certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its business as now being conducted.

     4.7  Full Disclosure. No information, exhibit or written report furnished
          ---------------
by or on behalf of Borrower to Lender in connection with the Loan contains any material misstatement of fact or omits any material fact necessary to make the statement contained herein or therein not misleading. Borrower knows of no legal or contractual restriction which will prevent it from offering or selling Intervals to Purchasers in any state where it is selling Intervals.

     4.8  Employee Benefit Plans. Borrower is in compliance in all material
          ----------------------
respects with all applicable provisions of the Employee Retirement Income Security Act, the Internal Revenue Code and all other applicable laws and the regulations and interpretations thereof with respect to all employee benefit plans adopted by Borrower for the benefit of its employees. No material liability has been incurred by Borrower which remains unsatisfied for any funding obligation, taxes or penalties with respect to any such employee benefit plan.

     4.9  Representations as to the Resort.
          --------------------------------

          (a)  Title; Prior Liens. Borrower has good and marketable title to the
               ------------------
Resort (excluding sold Intervals). Borrower is not in default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by the Resort, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the documents evidencing or securing any such indebtedness. There are no liens or encumbrances against the Resort other than the Permitted Exceptions.

          (b)  Access. The Resort has direct access to a publicly dedicated road
               ------
over a recorded easement and all roadways, if any, inside the Resort are or will be after the first Advance common areas under the Declaration.

          (c)  Utilities. Electric, gas, sewer, water facilities and other
               ---------
necessary utilities are lawfully available in sufficient capacity to service the Resort and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

          (d)  Amenities. All amenities described in the sales prospectus and
               ---------
the Public Reports for the Resort are completed, or a bond insuring their completion has been posted. Such amenities include those listed in Schedule 4.9(d) attached hereto. Each Purchaser of an Interval has access to and the use of all of the amenities and public utilities of the Resort as and to the extent provided in the Declaration and the Public Reports.

          (e)  Construction. All costs arising from the construction of any
               ------------
improvements and the purchase of any equipment, inventory, or furnishings located in or on Units for which Financed Notes Receivables are given have been paid.

     4.10 Timeshare Interval Exchange Network. Borrower shall at all times
          -----------------------------------
from and after the initial Advance, be a member and participant, pursuant to a validly executed and enforceable agreement in writing, in Resort Condominium International ("RCI") or Interval International ("II") and the Resort shall, at the time of the initial Advance either be designated a Gold Crown Resort by RCI or have a comparable designation from II. Borrower shall pay or cause to be paid all fees and other amounts due and owing under such agreement and not otherwise be in default thereunder. Borrower may, without the Lender's prior approval, become a member of and participant in Interval International.

     4.11 Collateral.
          ----------

          (a)  Title. Borrower has good and marketable title to the Collateral,
               -----
free and clear of any lien, security interest, charge or encumbrance except for
(i) the security interest created by this Agreement or otherwise created in favor of Lender, and (ii) the Permitted Exceptions. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender. Borrower shall defend Lender against and save it harmless from all claims of any Persons other than Lender with respect to the Collateral, and this indemnity shall include all reasonable attorneys' fees and legal expenses.

          (b)  Binding Obligations. On the date of the assignment and delivery
               -------------------
to Lender, each Financed Note Receivable and Upgraded Note Receivable constitutes an Eligible Note Receivable and Borrower is not aware of any facts or information which would cause such Financed Note Receivable to be ineligible hereunder.

          (c)  Community Property. The Pledged Documents were executed by
               ------------------
Purchasers in connection with the purchase of Intervals and, as to individuals, bind the marital community of married individual partners, to the extent community property statutes are applicable.

                       SECTION 5 - AFFIRMATIVE COVENANTS
                       -------  ------------------------

          So long as any portion of the Indebtedness remains unpaid or Lender is committed to make Advances hereunder, Borrower covenants as follows:

     5.1  Payment and Performance of Indebtedness. Borrower shall pay and
          ---------------------------------------
promptly perform all of the obligations hereunder and under the Loan Documents.

     5.2  Maintenance of Insurance.
          ------------------------

          (a)  Policies. The Resort shall at all times and for so long as any
               --------
Indebtedness remains outstanding be kept insured with such general liability coverage and such other coverages acceptable to Lender, by carrier(s), in amounts and in form at all times satisfactory to Lender, which carrier(s), amounts and form shall not be changed without the prior written consent of Lender. All required insurance may be maintained by the Timeshare Association as required by the Declaration, provided that in the event such Timeshare Association fails to maintain any insurance required under this Section 5.2(a), then Borrower shall be required to obtain and maintain such insurance.

          (b)  Proofs of Claim. In case of loss or damage or other casualty,
               ---------------
Borrower shall give immediate written notice thereof to the insurance carrier(s) and to Lender. Subject to the prior rights of the Timeshare Association under the Declaration, Lender is authorized and empowered, and Borrower hereby irrevocably appoints Lender as its attorney-in-fact (such appointment is coupled with an interest), at Lender's option, to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss.

          (c)  Loss or Casualty. Provided no Event of Default then exists and
               ----------------
Borrower certifies as to same, the net insurance proceeds shall be made available for the restoration or repair of the Resort if (i) in Lender's reasonable judgment: (A) restoration or repair and the continued operation of the Resort is economically feasible; (B) the value of Lender's security is not reduced; and (C) the casualty loss does not exceed the net insurance proceeds available for restoration, or Borrower or the Timeshare Association provides a deposit in the amount of any such excess or other evidence satisfactory to Lender that funds are otherwise available to pay any excess costs of restoration; and (ii) the loss does not occur in the six (6) month period preceding the Maturity Date and Lender's independent consultant certifies that the restoration of the Property can be completed at least ninety (90) days prior to the Maturity Date. Borrower shall pay, or cause to be paid, all amounts, in addition to the net insurance proceeds, necessary to pay in full the cost of the restoration or repair. Notwithstanding anything to the contrary contained herein, for so long as any part of the Resort is subject to the Declaration, any and all insurance proceeds received by Lender arising from any damage or destruction to the Resort shall be delivered and paid out by Lender to the insurance trustee under the Declaration, to be distributed and used in accordance with the provisions of the Declaration.

          Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration; (y) the construction schedule; and (z) the architect's and general contractor's contracts for restoration exceeding $100,000. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds shall be disbursed pursuant to a construction escrow acceptable to Lender. If an Event of Default then exists, or any of the conditions set forth in this subsection have not been met or satisfied, the net insurance proceeds shall be applied to the Indebtedness in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower.

     5.3  Condemnation. The proceeds of any award, payment or claim for damages,
          ------------
direct or consequential, in connection with any condemnation or other taking of any Unit or Interval which is the subject of a Financed Note Receivable or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender to the extent of any then outstanding indebtedness. Lender is authorized (but is under no obligation) to collect any such proceeds. Lender may, in its sole discretion, elect to make such proceeds available for repair or restoration of the Resort in the same manner and upon the same conditions as set forth above for net insurance proceeds or apply the net proceeds of any such condemnation award (after deduction of Lender's reasonable costs and expenses, if any, in collecting the same) in reduction of the Indebtedness in such order and manner as Lender may elect, whether due or not. Notwithstanding anything to the contrary contained herein, for so long as any part of the Resort is subject to the Declaration, any and all awards and payment received by Lender arising from any condemnation or conveyances in lieu thereof relating to the Resort shall be delivered and paid out by Lender to the insurance trustee under the Declaration, to be distributed and used in accordance with the provisions of the Declaration.

     5.4  Inspections and Audits. Borrower shall, at such reasonable times
          ----------------------
during normal business hours and as often as may be reasonably requested, permit any agents or representatives of Lender to inspect the Resort and any of Borrower's assets (including financial and accounting books and records), to examine and make copies of and abstracts from the records and books of account of Borrower or the timeshare unit owner's association or servicer under the Servicing Agreement and to discuss its affairs, finances and accounts with any of its officers, employees or independent public accountants. Borrower acknowledges that Lender intends to conduct such audits and inspections on at least an annual basis. Borrower shall make available to Lender all credit information in Borrower's possession or under Borrower's control with respect to Purchasers as Lender may request. All audits, inspections of the Resort and credit investigations shall be at Borrower's expense; provided, however, that except with respect to any audits, inspections of the Resort or credit investigations after an Event of Default hereunder, Borrower shall not be required to pay in excess of Five Thousand Dollars and No/100 ($5,000.00) in any calendar year for audit, inspections of the Resort or credit investigations performed during such year. After the occurrence of an Event of Default, Borrower shall be required to pay all fees, cost and expenses incurred by Lender for any and all Resort inspections, audits and any other diligence relating to Borrower's finances or books and records.

     5.5  Reporting Requirements. So long as the Indebtedness remains unpaid,
          ----------------------
Borrower shall furnish the following to Lender:

          (a)  Monthly Reports. To the extent not provided to Lender pursuant to
               ---------------
the requirements of the Servicing Agreement, within ten (10) days after the end of each calendar month, reports showing through the end of the preceding month,
(i) the following information with respect to each Financed Note Receivable:
(A) the opening and closing balances, (B) all payments received allocated to interest, principal, late charges, taxes or the like, (C) the rate of interest,
(D) an itemization of delinquencies, extensions, refinances, prepayments, upgrades, payoffs, cancellations and other adjustments, (E) the remaining term, and (F) the nature and status of any claims asserted or legal action pending with respect thereto; and (ii) the weighted average interest rate and the average remaining term of all Financed Notes Receivable.

          (b)  Sales and Inventory Reports. Within ten (10) days after the end
               ---------------------------
of each quarter, a quarterly report showing all sales and cancellations of sales of Intervals, in form and content satisfactory to Lender; and within thirty (30) days after the end of each fiscal year of Borrower, an annual sales and inventory report for the Resort detailing the sales of all Intervals during such fiscal year and the available inventory of Units and Intervals, certified by Borrower to be true, correct and complete and otherwise in the form approved by Lender.

          (c)  Quarterly Financial Reports. Within sixty (60) days after the end
               ---------------------------
of each fiscal quarterly period, unaudited financial statements of Borrower and Guarantor and the Timeshare Association, certified by the chief financial officer of the subject thereof.

          (d)  Year-End Financial Reports. As soon as available and in any event
               --------------------------
within one hundred and twenty (120) days after the end of each fiscal year of Borrower, Guarantor and Timeshare Association: (i) the balance sheets of Borrower, Guarantor and Timeshare Association as of the end of such year and the related statements of income and cash flow for such fiscal year; (ii) a schedule of all outstanding indebtedness of Borrower, Guarantor and Timeshare Association describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; and (iii) with respect to the financial statements of Borrower, Guarantor and Timeshare Association, copies of reports from a firm of independent certified public accountants selected by Borrower, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower,

Guarantor and Timeshare Association as of the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP.

          (e)  Audit Reports. Promptly upon receipt thereof, one (1) copy of
               -------------
each other report submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower;

          (f)  Other Reports. Such other reports, statements, notices or written
               -------------
communications relating to the Borrower, Guarantor, the Timeshare Association or the Resort as Lender may require, in its reasonably discretion.

          (g)  SEC Reports. Promptly upon their becoming available one (1) copy
               -----------
of each financial statement, report, notice or proxy statement sent by Borrower or Guarantor to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Borrower or Guarantor with, or received by Borrower or Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

          (h)  Accounting for Defaulted Notes. All financial reporting for
               ------------------------------
Borrower shall incorporate either current charge-offs in the amount of the principal balance of Defaulted Notes (as defined below) or allowances equal to or greater than the principal balance of Defaulted Notes, in accordance with GAAP, where "Defaulted Notes" for purposes of this provision shall mean the principal balance of all of Borrower's Notes Receivable which are either ninety
(90) days or more contractually delinquent or are properly deemed uncollectible by Borrower or Guarantor on the basis of the maker's bankruptcy, foreclosure on such note or other similar criteria.

     5.6  Records. Borrower shall keep adequate records and books of account
          -------
reflecting all financial transactions of Borrower, including sales of Intervals.

     5.7  Management. The manager and the management contracts for the Resort
          ----------
shall at all times be satisfactory to Lender. Lender hereby approves Borrower as the manager of the Resort. For so long as Borrower controls the Timeshare Association for the Resort, unless required by law Borrower shall not change the Resort manager or amend, modify or waive any provision of or terminate the management contract for the Resort without the prior written consent of Lender, which consent shall not be unreasonably withheld. At least two of the following individuals, unless replaced in a timely manner with others who are reasonably acceptable to Lender who shall approve or reject a proposed replacement within thirty (30) days of written request, shall remain the principal officers of Borrower and shall have authority to make all material business decisions:
Jerome Cohen, Herb Hirsch, Jon Joseph, Gregg McMurtie and Carol Sullivan.

     5.8  Tangible Net Worth. At all times Indebtedness is outstanding or
          ------------------
Lender is obligated to make Advances, Borrower agrees to maintain a minimum tangible net worth, calculated quarterly pursuant to Section 5.5(c) and in accordance with GAAP, in the amount of the sum of Twenty-five Million and No/100 Dollars ($25,000,000.00) plus sixty percent (60%) of Borrower's positive net income (i.e. net revenue from sales less expenses) as reported on Borrower's most current annual financial statement commencing with fiscal year 2000. As of the date of the prior fiscal quarter end, Borrower's tangible net worth is in the amount set forth on Schedule 5.8-13 attached hereto.

     5.9  Debt to Tangible Net Worth Ratio. At all times Indebtedness is
          --------------------------------
outstanding or Lender is obligated to make Advances, Borrower agrees to maintain the ratio of all current and long-term notes payable by Borrower to Borrower's tangible net worth (the "Debt to Tangible Net Worth Ratio"), determined in accordance with GAAP, and calculated quarterly pursuant to Section 5.5(c), in an amount not greater than 4.0:1. As of the date hereof, Borrower's Debt to Tangible Net Worth Ratio is in the amount set forth on Schedule 5.8-13 attached hereto.

     5.10 EBITDA. The ratio of EBITDA to total revenues (the "EBITDA Ratio")
          ------
for Borrower, calculated quarterly pursuant to Section 5.5(c) and in accordance with GAAP on a trailing twelve (12) month basis shall at all times Indebtedness is outstanding or Lender is obligated to make Advances be equal to or greater than 12.5 percent. As of the date hereof, Borrower's EBITDA Ratio is in the amount set forth on Schedule 5.8-13 attached hereto.

     5.11 Total Interest Coverage. The ratio of EBITDA to total interest expense
          -----------------------
("Total Interest Coverage Ratio") for Borrower, calculated quarterly pursuant to
Section 5.5(c) and in accordance with GAAP on a trailing four (4) quarter basis shall at all times Indebtedness is outstanding or Lender is obligated to make Advances not be less than 1.25:1. As of the date hereof, Borrower's Total Interest Coverage Ratio is in the amount set forth on Schedule 5.8-13 attached hereto.

     5.12 Orlando Delinquency Rate. At all times Indebtedness is outstanding or
          ------------------------
Lender is obligated to make Advances, Borrower agrees to maintain the ratio of
(i) the principal balance of all Notes Receivable, the principal balances of which are sixty (60) days or more delinquent to (ii) the principal balance of all Notes Receivable, determined in accordance with GAAP on a three (3) month rolling basis ("Orlando Delinquency Rate"), and calculated monthly pursuant to
Section 5.5(a), in an amount not greater than 0.10:1. As of the date hereof, Borrower's Delinquency Rate is in the amount set forth on Schedule 5.8-13 attached hereto.

     5.13 Overall Delinquency Rate. At all times Indebtedness is outstanding or
          ------------------------
Lender is obligated to make Advances, Borrower shall, with respect to all of its operations, maintain the ratio of (i) the aggregate principal balance of all notes receivable given by purchasers of timeshare intervals and all notes receivable given by purchasers of parcels of land including, but not limited to, recreational vehicle lots, the principal balances of which are sixty (60) days or more delinquent to (ii) the principal balance of all such foregoing notes receivable, determined in accordance with GAAP on a three (3) month rolling basis ("Overall Delinquency Rate"), and calculated monthly pursuant to Section 5.5(a), in an amount not greater than 0.10:1. As of the date hereof, the Overall Delinquency Rate is in the amount set forth on Schedule 5.8-.13 attached hereto.

     5.14 Maintenance. Borrower shall maintain the Resort in good repair,
          -----------
working order and condition and shall make or cause to be made all necessary replacements to the Resort.

     5.15 Proceeds. Immediately upon Borrower's receipt of proceeds from the
          --------
sale of any of the Collateral, Borrower shall deliver such proceeds to Lender in their original form and, pending delivery to Lender, Borrower will hold such proceeds as agent for Lender and in trust for Lender.

     5.16 Release and Bonding of Liens. In the event any lien or liens are
          ----------------------------
attached to any Collateral which individually or in the aggregate exceed Fifty Thousand Dollars ($50,000.00), Borrower shall, within ten (10) days after such attachment, either (a) cause such lien to be released of record, or (b) provide Lender with a bond in accordance with the applicable laws of the state in which the Resort is located, issued by a corporate surety acceptable to Lender, in an amount acceptable to Lender and in form acceptable to Lender, or (c) provide Lender with such other security as Lender may reasonably require. Notwithstanding anything to the contrary contained herein, Borrower (a) may contest the validity or amount of any claim, (b) may contest any tax or special assessments levied by any governmental authority, and (c) may contest the enforcement of or compliance with any governmental requirements and any such contest on the part of Borrower shall not be an Event of Default hereunder; provided, however, that during the pendency of any such contest Borrower shall otherwise comply with the requirements of this paragraph, and provided further, Borrower shall pay any amount adjudged by a court of competent jurisdiction (including appellate courts) to be due, with all cost, interest and penalties thereon, before such judgment becomes a lien on the Collateral.

     5.17 Claims. Borrower shall (a) promptly notify Lender of (i) any claim,
          ------
action or proceeding affecting the Resort or the Collateral, or any part thereof, or any of the security interests granted hereunder, and (ii) any action, suit, proceeding, order or injunction of which Borrower becomes aware after the date hereof pending or threatened against or affecting Borrower, any Guarantor or any Affiliate; (b) at the request of Lender, appear in and defend, at Borrower's expense with counsel selected by Borrower subject to Lender's approval, any such claim, action or proceeding; and (c) comply in all respects, and shall cause Guarantors and all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any governmental authority.

     5.18 Use of Lender Name. Borrower will not, and will not permit any
          ------------------
Affiliate to, without the prior written consent of Lender, use the name of Lender or the name of any affiliates of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of the Loan and as required in dealings and public filings with governmental agencies.

     5.19 Other Documents. Borrower will maintain accurate and complete files
          ---------------
relating to the Financed Notes Receivable and other Collateral to the satisfaction of Lender, and such files will contain copies of each Note Receivable together with the purchase agreements, truth-in-lending statements, all relevant credit memoranda and all collection information and correspondence relating to such Financed Notes Receivable.

     5.20 Subordinated Obligations. All indebtedness of Borrower to any
          ------------------------
Affiliate of Borrower shall be subordinated to the Loan. Such subordination shall be in accordance with the terms and conditions of the form of Subordination Agreement attached hereto as Exhibit "H". Borrower hereby
                                           -----------
represents and warrants to Agent that those matters described on Exhibit "H".
                                                                 -----------
Borrower's debts, liabilities and obligations to any Affiliates of Borrower except for salaries and other compensation due officers and directors as of the date of this Agreement. Upon or during the pendency of Event of Default Borrower will not, directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations direct or contingent, to any of the foregoing, which payments shall be and are hereby made subordinate to the payment of principal of, and interest on, the Note, or (b) permit the amendment, rescission or other modification of any of Borrower's subordinated obligations in such a manner as to affect adversely the lien priority of the Lender in any property, real or personal, pledged to secure any of the foregoing Loan Documents.

     5.21 Loan Servicing. Lender hereby acknowledges that Borrower shall be the
          --------------
Servicer. The Servicing Agreement shall be satisfactory to Lender in its sole discretion. Borrower may not amend or terminate the Servicing Agreement without Lender's prior approval, and Borrower agrees not to interfere with the servicing agent's performance of its duties under the Servicing Agreement or to take any action that would be inconsistent in any way with the terms of the Servicing Agreement. The Servicing Agreement shall be cancelable by Lender upon the occurrence of any default under the Loan Documents. If the Servicer is Borrower or an Affiliate, no servicing fees shall be paid if a default under any Loan Document has occurred and is continuing. All servicing fees, and the costs and expenses of the servicing agent, shall be paid by Borrower.

     5.22 Custodian. Lender shall have the right at any time to utilize
          ---------
Custodian to maintain custody of the Collateral. Borrower agrees not to interfere with Custodian's performance of its duties under the Custodial Agreement or to take any action that would be inconsistent in any way with the terms of the Custodial Agreement. All custodial fees, and the costs and expenses of the Custodian, shall be paid by Borrower.

     5.23 Compliance with Laws. The Borrower, and each of the Units in which
          ---------------------
Intervals are being sold, shall comply with, conform to and obey each and every judgment, law, statute, rule and governmental regulation applicable to it and each indenture, order, instrument, agreement or document to which it is a party or by which it is bound, the non-compliance with or violation of which could have a material adverse effect upon the Collateral, the Resort or any portion thereof, including, without limitation, each of the Units.

     5.24 Cross Default. Any Event of Default hereunder or under the other Loan
          -------------
Documents shall be an Event of Default under the Acquisition and Construction Loan. Any Event of Default under the Acquisition and Construction Loan shall be an Event of Default hereunder.


                        SECTION 6 - NEGATIVE COVENANTS
                        -------  ---------------------

     So long as any portion of the Indebtedness remains unpaid or Lender is committed to lend hereunder, unless Lender otherwise consents in writing, Borrower hereby covenants and agrees with Lender as follows:

     6.1  Consolidation and Merger. Borrower will not without Lender's consent,
          ------------------------
which may be granted or withheld in Lender's sole discretion, consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it.

     6.2  Restrictions on Transfers. Borrower shall not, without obtaining the
          -------------------------
prior written consent of Lender, which may be granted or withheld in Lender's sole discretion, (a) transfer, sell, pledge, convey, assign or encumber all or any portion of the Resort or the Collateral (or contract to do any of the foregoing, including options to purchase and so called "installment sales contracts"), except for Permitted Exceptions, sales of Intervals to Purchasers in arms-length transactions, transfers of personal property no longer necessary for the operation of the Resort and transfers of personal property promptly replaced with the acquisition of personal property of equivalent value; (b) permit any sale, assignment, encumbrance, dilution or other disposition of any ownership interests in Borrower (including any right to receive profits, losses or cash flow related to the Resort) that would cause Guarantor to either (i) own less than less than a fifty-one percent (51%) interest in Borrower, or (ii) cease to have a controlling interest in Borrower; provided, however, subject to
                                                  -----------------
the Funding Option (defined below), this Section shall not prohibit the sale or hypothecation of Note Receivables generated from Intervals released by Lender as Collateral for the Loan in accordance with this Agreement or released pursuant to the Acquisition and Construction Loan. In addition, if at least two of the following fail to remain a principal officer of Borrower, and Borrower fails to replace such persons in a timely manner with others who are reasonably acceptable to Lender, with authority to make all material business decisions, then Lender may at Lender's option, declare all of the indebtedness evidenced by the Note to be immediately due and payable, and Lender may invoke any remedies permitted by the Loan Instruments: Jerome Cohen, Herb Hirsch, Jon Joseph, Gregg McMurtie and Carol Sullivan. Intestate transfers or transfers by devise shall not constitute a transfer for the purposes of the foregoing provisions.

     6.3  Timeshare Regimen. Without Lender's prior written consent which shall
          -----------------
be granted or denied within thirty (30) of receipt of Borrower's written request therefor, Borrower shall not amend, modify or terminate the Declaration or the covenants, conditions, easements or restrictions against the Resort (or any portion thereof), except that if any amendment or modification is required either (a) to cause additional Units and Intervals to be annexed into the timeshare regimen of the Resort, or (b) by law, Borrower shall implement the same and give prompt written notice thereof to Lender.

     6.4   Collateral.  Borrower shall not take any action (nor permit or
           ----------
consent to the taking of any action) which might reasonably be anticipated to impair the value of the Collateral or any of the rights of Lender in the Collateral. Borrower shall not (i) modify or amend any of the Pledged Documents without Lender's prior written consent, or (ii) grant extensions of time for the payment of, compromise for less than the full face value, release in whole or in part any Purchaser liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Collateral or any instrument or document representing the Collateral. At all times Indebtedness is outstanding or Lender is obligated to make Advances, Borrower agrees to not permit the ratio of (i) the principal balance of all Notes Receivable, the terms of which have been modified to provide more favorable repayment terms including, but not limited to changes to the maturity date, payment schedule and interest rate, to (ii) the principal balance of all Notes Receivable, determined in accordance with GAAP, and calculated monthly pursuant to Section 5.5(a), to exceed an amount greater than 0.05:1; provided, however, that Borrower's program of requiring additional down payments from Purchasers in the minimum amount of the greater of (i) fifty (50) percent of the sales price of the Interval and
(ii) Purchaser's equity in the Interval, whereupon Borrower refinances Purchasers' remaining balance due at an interest rate of five (5) percent for a maximum of three (3) years, adjusting the term to maintain a monthly payment of at least sixty dollars ($60.00), shall not be deemed to be a modification of a Note Receivable for purposes of calculating the foregoing ratio.

     6.5  No Sales Outside of Certain States. Borrower shall not market,
          ----------------------------------
attempt to sell or sell any Intervals outside of the States of Florida, Nevada, California, Colorado, Illinois and Texas unless, prior to taking any such actions, Borrower delivers to Lender the applicable Compliance Documents.

     6.6  Contracts. Borrower shall not materially amend, modify or assign to
          ---------
any other party any management, marketing, servicing, maintenance or other similar contract for the Resort.

     6.7  Restricted Transfer and Encumbrance of Units and Intervals. Except for
          ----------------------------------------------------------
the sale of a Unit or Interval to a Purchaser and the related Mortgage for such Interval, and the encumbrance of such Unit or Interval as security for the Loan or the Acquisition and Construction Loan, Borrower shall not otherwise assign, convey, transfer or cause to be encumbered any interest in any Unit or Interval. All easements, declarations of covenants, conditions and restrictions and private and public dedications affecting such unsold Units and Intervals shall be submitted to Lender for its approval (which shall be granted or not within thirty (30) days of receipt of Borrower's written request therefor) and such approval must be obtained prior to the execution or granting of any thereof by Borrower. Nothing herein shall be construed to release Borrower from its obligations under the Funding Option.


                         SECTION 7 - EVENTS OF DEFAULT
                         -------  --------------------

     An "Event of Default" shall exist if any of the following shall occur:

     7.1  Payments. Borrower shall fail to make any payment of the Indebtedness
          --------
within five (5) days of the date such payment is due.

     7.2  Failure to Permit Inspections.  Borrower shall fail to strictly comply
          -----------------------------
with the provisions of Section 5.4 of this Agreement.

     7.3  Covenant Defaults.  Borrower shall fail to perform or observe any
          -----------------
covenant, agreement or obligation contained in this Agreement or in any of the Loan Documents (other than any covenant or agreement obligating Borrower to pay the Indebtedness), and such failure shall continue for thirty (30) days after Lender delivers written notice thereof to Borrower, provided, however, if the failure is incapable of cure within such thirty (30) day period and Borrower shall be diligently pursuing a cure, such thirty (30) day cure period shall be extended by an additional period not to exceed sixty (60) days.

     7.4  Warranties or Representations.  Any representation or other statement
          -----------------------------
made by or on behalf of Borrower in this Agreement, in any of the Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents, shall be false, misleading or incorrect in any material respect as of the date made.

     7.5  Bankruptcy.  A petition under any Chapter of  Title 11 of the United
          ----------
States Code or any similar law or regulation is filed by or against Borrower or Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within sixty (60) days of its filing), or a custodian, receiver or trustee for any of the Resort then owned by Borrower is appointed, or Borrower or Guarantor makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or any of them admit their insolvency or inability to pay their debts as they become due or an attachment or execution is levied against any of the Resort then owned by Borrower.

     7.6  Attachment, Judgment, Tax Liens.  The issuance, filing or levy against
          -------------------------------
Borrower or Guarantor of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of $50,000, which is not discharged in full or stayed within thirty (30) days after issuance or filing.

     7.7  Suspension of Sales.  The issuance of any stay order, cease and desist
          -------------------
order or similar judicial or nonjudicial sanction that materially adversely limits or otherwise materially adversely affects any Interval sales activities, and, with respect to any such sanction only, such sanction is not dismissed, terminated or rescinded within thirty (30) days after issuance.

     7.8  Default by Borrower in Other Agreements.  Any default by Borrower in
          ----------------------------------------
the payment of indebtedness for borrowed money after the expiration of any applicable grace or cure period which individually or in the aggregate at any time exceeds Fifty Thousand Dollars ($50,000.00); any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness; or any default which permits the holders of such indebtedness to elect a majority of the Board of Directors of Borrower.

     7.9  Default by Guarantors.  Any default by Guarantor under the terms of
          ---------------------
the Guaranty or any other document executed by Guarantor in connection with the Loan, after the expiration of any applicable notice and cure periods.

     7.10 Default under Acquisition and Construction Loan.  An Event of Default
          -----------------------------------------------
shall occur with respect to the Acquisition and Construction Loan or under the Acquisition and Construction Loan Documents, and such default is not cured within the applicable cure period set forth therein.

                              SECTION 8 - REMEDIES
                              -------  -----------

     8.1  Remedies Upon Default.  Upon the occurrence of an Event of Default,
          ---------------------
Lender may take any one or more of the following actions, all without notice to
Borrower:

          (a) Acceleration.  Declare the unpaid balance of the Indebtedness, or
              ------------
any part thereof, immediately due and payable, whereupon the same shall be due and payable.

          (b) Termination of Obligation to Advance.  Terminate any commitment of
              ------------------------------------
Lender to lend under this Agreement in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate.

          (c) Judgment.  Reduce Lender's claim to judgment, foreclose or
              --------
otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial procedure.

          (d) Sale of Collateral.  Exercise all the rights and remedies of a
              ------------------
secured party on default under the Code (whether or not the Code applies to the affected Collateral) including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral within Borrower's control as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

          (e) Receiver.  Apply by appropriate judicial proceedings for
              --------
appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment.

          (f) Exercise of Other Rights.  Exercise any and all other rights or
              ------------------------
remedies afforded by any applicable laws or by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents.

     8.2  Application of Collateral; Termination of Agreements.  Upon the
          ----------------------------------------------------
occurrence of an Event of Default, Lender may apply against the Indebtedness any and all Collateral in its possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not.

     8.3  Waivers.  No waiver by Lender of any Event of Default shall be deemed
          -------
to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, Borrower and Guarantor severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Indebtedness, or by any release or change in any security for the payment or performance of the Indebtedness, regardless of the number of such renewals, extensions, releases or changes. Borrower also hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by the Loan Documents.

     8.4  Cumulative Rights.  All rights and remedies available to Lender under
          -----------------
the Loan Documents shall be cumulative and in addition to all other rights and remedies granted to Lender at law or in equity, whether or not the Indebtedness is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

                     SECTION 9 - CERTAIN RIGHTS OF LENDER
                     -------  ---------------------------

     9.1  Protection of Collateral.  Lender may at any time and from time to
          ------------------------
time take such actions as Lender deems necessary or appropriate to protect Lender's liens and security interests in and to preserve the Collateral. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's liens and security interests therein.

     9.2  Performance by Lender.  If Borrower fails to perform any agreement
          ---------------------
contained herein, Lender may, but shall not be obligated to, cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower pursuant to Section 9.3 below.

     9.3  Fees and Expenses.  Borrower agrees to promptly pay all reasonable
          -----------------
Costs and all such Costs shall be included as additional Indebtedness bearing interest at the then applicable Interest Rate under the Note including Default Rate, if applicable, until paid.

     9.4  Assignment of Lender's Interest.  Lender shall have the right to
          -------------------------------
assign all or any portion of its rights in this Agreement to any subsequent holder or holders of the Indebtedness provided that such holder agrees to be bound by the terms and conditions of this Agreement.

     9.5  Notice to Purchaser. Borrower authorizes both Lender and the Custodian
          -------------------
(but neither Lender nor the Custodian shall be obligated) to communicate at any time and from time to time, whether prior to or after a sale of an Interval, with any Purchaser or any other Person primarily or secondarily liable under a Financed Note Receivable with regard to the lien of Lender thereon and any other matter relating thereto. Lender may perform, at Borrower's expense, any and all credit investigations as Lender may deem necessary to determine whether any such Purchaser meets the requirements to be an Eligible Notes Receivable.

     9.6  Collection of Notes.  Borrower shall direct and authorize each party
          -------------------
liable for the payment of the Financed Notes Receivable to pay each installment thereon to Lockbox Agent pursuant to the Lockbox Agreement, until otherwise directed by Lender. Following the occurrence of an Event of Default, Lender shall have the right to (a) require that all payments due under the Financed Notes Receivable be paid directly to Lender, and to receive, collect, hold and apply the same in accordance with the provisions of this Agreement, and (b) take such remedial action available to it for the enforcement of any defaulted Financed Note Receivable including the foreclosure of any Mortgage securing the payment thereof. Borrower hereby further irrevocably authorizes, directs and empowers Lender to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor.

     Upon payment and satisfaction in full of all Indebtedness, Lender will, at Borrower's request and sole expense, give written notice as necessary to redirect payment of the Financed Notes Receivable as requested by Borrower.

     9.7  Power of Attorney.  Borrower does hereby irrevocably constitute and
          -----------------
appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 9.6 above;
(b) during the existence of an Event of Default to demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; and (c) upon the occurrence and during the continuance of any Event of Default hereunder, (i) to institute and prosecute in the name of Borrower or otherwise, but for the benefit of Lender, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens, and
(ii) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until all obligations of Borrower to Lender have been satisfied.

     9.8  Indemnification of Lender.  Borrower shall indemnify Lender and hold
          -------------------------
Lender harmless from and against any and all liabilities, indebtedness, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Lender, in any way relating to or arising out of (a) this Agreement and the Loan Documents and/or (b) any of the transactions contemplated therein or thereby (including those in any way relating to or arising out of the violation by Borrower of any federal or state laws including the Interstate Land Sales Act or the Timeshare Act) unless caused by Lender's gross negligence or intentional misconduct. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, and subject to the condition that no Event of Default under this Agreement shall then exist, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Notwithstanding any defense by Borrower of any such suit, claim or demand, Lender shall have the right to participate in any material decision affecting the conduct or settlement of any dispute or proceeding for which indemnification may be claimed.

     9.9  Lender's Right to Provide Financing.  Borrower hereby covenants with
          -----------------------------------
Lender that, until full repayment of the Acquisition and Construction Loan has occurred, Lender shall have, and Lender is hereby granted, an exclusive right and option (the "Funding Option") to provide all secured financing for Notes Receivable generated from the sale of Intervals in the Resort by Borrower or any Affiliate to Purchasers. The Funding Option may be exercised or not exercised in Lender's sole discretion. Borrower shall submit to Lender a written request for financing under the Funding Option and Lender shall, within thirty (30) Business Days after receipt of such written request notify Borrower in writing if Lender elects to exercise such Funding Option and provide the requested financing, with the closing for such financing to occur within thirty (30) days after Lender's election to exercise the Funding Option. The failure of Lender to exercise the Funding Option with respect to any Borrower request therefor shall not terminate Lender's right to exercise the Funding Option with respect to any subsequent request. Any credit facility established by Lender pursuant to the Funding Option shall be on the same terms and conditions as the Loan. Notwithstanding anything contained herein to the contrary, it is expressly agreed and understood that any financing to be extended pursuant to the Funding Option shall be subject to approval by Lender's loan committee in accordance with Lender's standard credit guidelines, and it is further expressly understood and agreed that Lender is under no obligation to exercise the Funding Option and that nothing in this Section 9.9 shall be deemed or construed to create any such obligation.

     9.10 Attorneys' Fees.  In any action hereunder between Borrower and Lender
          ---------------
the substantially prevailing party shall be entitled to reasonable attorneys' fees and costs for pretrial, trial and appellate proceedings.


                          SECTION 10 - MISCELLANEOUS
                          -------   ----------------

     10.1 Notice.  Any notice or other communication required or permitted to
          ------
be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a Business Day, otherwise on the next Business Day; provided that a hard copy of
                                                    --------
such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth
(4th) day after deposit in the mail postage prepaid.

Notices to Borrower:     Ramada Vacation Suites/
                         Preferred Equities Corporation
                         Attn: Jon Joseph, General Counsel
                         4310 Paradise Road
                         Las Vegas, Nevada  89109
                         Telecopy: (702) 369-4398

Notices to Lender:       Heller Financial, Inc.
                         Attn: Portfolio Manager, Vacation Ownership Finance
                         Loan No. 95-227
                         500 West Monroe St., 30th Fl.
                         Chicago, Illinois 60661
                         Telecopy: (312) 441-7924

With a copy to:          Heller Financial, Inc.
                         Real Estate Financial Services
                         Attn: Group General Counsel
                         Loan No. 95-227
                         500 West Monroe St. 31/st/ Fl.
                         Chicago, Illinois 60661
                         Telecopy: (312) 441-7872

     10.2 Survival.  All representations, warranties, covenants and agreements
          --------
made by Borrower herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents and the extension of the Indebtedness (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     10.3  Governing Law. This Agreement shall be governed by and shall be
           -------------
construed and enforced in accordance with the internal laws of the State of Illinois, (without regard to conflicts of law principles) and applicable laws of the United States.

     10.4  Invalid Provisions.  If any provision of this Agreement or any of the
           ------------------
other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect.

     10.5  Counterparts; Effectiveness.  This Agreement may be signed in any
           ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender.

     10.6  Lender Not Fiduciary.  The relationship between Borrower and Lender
           --------------------
is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     10.7  Entire Agreement.  This Agreement, including the Exhibits and other
           ----------------
Loan Documents and agreements referred to herein embody the entire agreement between the parties hereto, supersedes all prior agreements and understandings between the parties whether written or oral relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements among Lender, Borrower or Guarantor or between any two or more of them. This Agreement may be modified or changed only in a writing executed by both Lender and Borrower and/or the other affected parties.

     10.8  Consent to Advertising and Publicity.  Borrower hereby consents that
           ------------------------------------
Lender may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement.

     10.9  Headings.  Section headings have been inserted in the Agreement as a
           --------
matter of convenience of reference only; such section headings are not a part of the Agreement and shall not be used in the interpretation of this Agreement.

     10.10 Broker's Fees.  Lender and Borrower represent and warrant to each
           -------------
other that there are no brokers, finders' or other similar fees or commitments due with respect to the transactions described in the Agreement. Each party shall defend, save and hold the other party harmless from all claims of any Persons for any breach by the indemnifying party of the foregoing representation and warranty, which indemnity shall include reasonable attorneys' fees and legal expenses and costs.

     10.11 Borrower's Confirmation and Inducement to Lender. In connection with
           ------------------------------------------------
the execution of this Agreement, Borrower hereby certifies that (a) all of Borrower's representations, warranties, covenants and agreements contained in the Agreement are true and correct and in full force and effect as of the date hereof, (b) as of the date hereof there are no Events of Default hereunder, and
(c) all of the Loan Documents as defined herein are in full force and effect.

     As consideration for, and as a mutual inducement to Lender entering into this Agreement, Borrower and Guarantor hereby waive and release any and all claims, setoffs, counterclaims and defenses either has as of the date hereof with respect to the credit facility and performance by Lender under the

Loan Documents, and each hereby acknowledges that Lender has fully performed all of its obligations and is not in default under the Loan Documents. Execution of this Agreement shall not be deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Documents.

     10.12  Venue.  BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR
            -----
FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

     10.13  Jury Trial Waiver. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE
            -----------------
RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

     The parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.


BORROWER:                            LENDER:

PREFERRED EQUITIES CORPORATION,      HELLER FINANCIAL, INC.,
a Nevada corporation                 a Delaware corporation


BY: /s/ Carol W. Sullivan            BY: /s/ Dennis K. Holland
   ----------------------               -----------------------

        Carol W. Sullivan                    Dennis K. Holland
-------------------------            --------------------------
Print Name                           Print Name

Its:      SR. V.P.                    Its:      SR. V.P.
    ---------------------                ----------------------

APPROVED BY:

GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


BY: /s/ Jon A. Joseph
   ------------------

       Jon A. Joseph
---------------------
Print Name

Its:      Sr. V.P.
    -----------------